UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                   PURSUANT TO SECTION 14(C) AND SECTION 14F-1
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check  the  appropriate  box:

[X]     Preliminary  Information  Statement

[   ]     Definitive  Information  Statement

[   ]     Confidential,  for  Use  of  the Commission Only (as permitted by Rule
14c-5(d)(2))

                             VILLAGEWORLD.COM, INC.
                (Name of Registrant As Specified In Its Charter)

Payment  of  Filing  Fee  (Check  the  Appropriate  Box):

[X]     No  fee  required

[   ]     Fee  computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     --------------------------------------------------------------
(4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[   ]     Fee  paid  previously  with  preliminary  materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  previously  paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

                             VILLAGEWORLD.COM, INC.
                               110 Ricefield Lane
                               Hauppauge NY 11788

                        DEFINITIVE INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                  INTRODUCTION

This notice and information statement (the "Information Statement") was mailed on or about November ___, 2003 to the stockholders of record, as of October 31, 2003, of Villageworld.com, Inc., a New York corporation (the "Company") pursuant to: (i) Section 14(f) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 issued thereunder, to inform the stockholders of the Company of a change in the majority of its Board of Directors (the "Board") in connection with the closing of the transactions set forth in that certain Agreement and Plan of Merger dated October 29, 2003 (the "Agreement"), by and among the Company, Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.Com Corporation, a Florida corporation ("Biometrics"); and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), pursuant to which Biometrics will be merged with and into BAC (the "Merger"), with BAC as the surviving corporation of such Merger; and (ii) Section 14(c) of the Exchange Act to inform the Stockholders that stockholders representing a majority of the issued and outstanding common stock of the Company executed a written consent dated October 29, 2003 providing for an amendment to the Company's Certificate of Incorporation: (i) changing its name to Biometrics 2000.com Corporation; and
(ii) increasing the authorized capital of the Company to 400,000,000 shares of common stock, par value $0.001 per share. This notice and information statement attached hereto shall be considered the notice required under Section 615 of the New York Business Corporation Law (the "NYBCL").

While approval of the Company's stockholders is not required under the NYBCL or the Agreement to consummate the Merger, we have been informed that holders of approximately 58% of the outstanding voting stock of the Company have no objection to our consummating the Merger and have approved the amendment to our Certificate of Incorporation. Our Board of Directors has unanimously approved the Agreement and the Merger. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the essential terms of the Agreement and contains certain information concerning the Agreement, its parties and the proposed new directors of the Company. The Agreement is attached to this Information Statement as Appendix A. Additional information about the Company is contained in its periodic reports filed on Forms 10-QSB for its quarterly fiscal periods and its annual report filed on Form 10-KSB, each as filed with the United States Securities and Exchange Commission (the "Commission").

These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

The principal executive office of the Company is located at VILLAGEWORLD.COM, INC., 110 Ricefield Lane Hauppauge NY 11788. The Company's telephone number is
(631)  231-2070

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                             VILLAGEWORLD.COM, INC.
                               110 Ricefield Lane
                               Hauppauge NY 11788

                        DEFINITIVE INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

To  our  Stockholders:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

1. The Agreement and the Merger was ratified and the officers of the Company have been authorized to consummate the transactions contemplated by the Agreement and the Merger.

2. Immediately following the effective time of the Merger, the change of the Company's name to "Biometrics 2000 Corporation," to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the New York Secretary of State, attached hereto as Appendix B.

3. Immediately following the effective time of the Merger, the increase of the Company's authorized capital to 400,000,000 shares of stock consisting of 400,000,000 shares of common stock, $0.001 par value per share, to be effective as of the filing of an amendment to the Company's Certificate of Incorporation with the New York Secretary of State, attached hereto as Appendix B.

     The Board of Directors has fixed the close of business on October 31, 2003, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written Notice to stockholders pursuant to Section 615 of the NYBCL.

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
              WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                    By  order  of  the  Board  of  Directors,
                                    /s/Peter  J.  Keenan
                                    --------------------
November  __,  2003                    Peter  J.  Keenan
                                       Chairman  of  the  Board,  President
                                       and  Principal  Executive  Officer


TABLE OF CONTENTS
Page
-------------------------------------------------------------


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS . . . . . .    3
CHANGE IN CONTROL - THE MERGER. . . . . . . . . . . . . . . .    4
Description of the Merger . . . . . . . . . . . . . . . . . .    4
Change in Control . . . . . . . . . . . . . . . . . . . . . .    7
Material Terms of the Merger. . . . . . . . . . . . . . . . .    8
Terms of the Merger Agreement . . . . . . . . . . . . . . . .    9
Certain Federal Income Tax Consequences . . . . . . . . . . .   11
Accounting Treatment of the Merger. . . . . . . . . . . . . .   11
Appraisal Rights. . . . . . . . . . . . . . . . . . . . . . .   11
Interest of Certain Persons in the Merger . . . . . . . . . .   11
Federal Securities Law Consequences . . . . . . . . . . . . .   11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . .   12
BUSINESS OF THE COMPANY . . . . . . . . . . . . . . . . . . .   13
BUSINESS OF BIOMETRICS. . . . . . . . . . . . . . . . . . . .   16
MANAGEMENT OF THE COMPANY (Post Merger) . . . . . . . . . . .   17
AMENDMENT TO THE CERTIFICATE OF INCORPORATION . . . . . . . .   20

EXHIBIT A - Agreement and Plan of Reorganization, as amended.  A-1
EXHIBIT B - Amendment to the Certificate of Incorporation . .  B-1

     SPECIAL  NOTE  REGARDING  FORWARD-LOOKING  STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's and/or Biometrics' actual results, performance or achievements to be materially different from future results,
performance  or  achievements  expressed  or  implied  by  any   forward-looking
statements. In addition, with respect to the Merger, the following factors, among others, could cause actual events to differ materially from those described herein: inability to satisfy various conditions to the closing of the Merger, the costs related to the Merger; the ability to defend against potential legal proceedings, if any; the effect of the Merger on creditor, vendor, supplier, customer or other business relationships; the ability to retain personnel, including key personnel; and the results and effects of our inability to obtain interim financing.

Forward-looking statements, which involve assumptions and describe the Company's and Biometrics' future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's and Biometrics' actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Neither the Company nor Biometrics undertakes an obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                         CHANGE IN CONTROL - THE MERGER

DESCRIPTION  OF  THE  MERGER

On October 29, 2003, Villageworld.com, Inc., New York corporation (the "Company"); Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.com Corporation, a Florida corporation ("Biometrics") and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement was approved by the Board of Directors of each of the Company and BAC on October 29, 2003.

The Agreement provides for a tax-free issuance of securities pursuant to the provisions of Section 368(a) of the Internal Revenue Code, whereby the Company will acquire Biometrics through the merger of Biometrics with and into BAC (the "Merger"), with BAC as the surviving corporation of such Merger. In consideration for the Merger, the stockholders of Biometrics shall receive that number of shares of common stock of the Company as shall represent, in the aggregate, 55% of the issued and outstanding shares of common stock of the Company after giving effect to the Merger. There are currently 25,000,000 shares of Biometrics common stock issued and outstanding (fully-diluted outstanding Biometrics shares). There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. Accordingly, it is anticipated that the Company will issue 7.36967 shares of its common stock for each outstanding share of Biometrics common stock in the Merger (the "Merger Shares"), as a result of which the existing stockholders of Biometrics shall be entitled to receive an aggregate of 184,241,810 Merger Shares. In addition, the Agreement provides that, immediately after the effective date of the Merger, the Board of Directors of the Company will consist of three persons designated by Biometrics and two persons designated by the Company. Each of these events undertaken without respect to the other constitutes a "change in control."

The Agreement provides that the Company's name will be changed to Biometrics 2000 Corporation through an amendment to its Certificate of Incorporation (referred to herein as the "Amendment"). In addition, in order to consummate the transaction contemplated by the Agreement, the Board of Directors of the Company and shareholders or the Company representing a majority of the issued and outstanding shares of common stock of the Company have approved the Amendment to include the increase of the authorized share capital of the Company to 400,000,000 shares stock consisting of 400,000,000 shares of common stock, $0.001 par value per share.

The following are answers to some of the questions about the Merger that you, as one of our stockholders, may have. We urge you to read this Information Statement, including the Agreement, attached hereto as Appendix A, carefully because the information in this section is not complete.

Has  the  Board  of  Directors  approved  the  Merger?

Yes. On October 29, 2003 our Board of Directors approved the Agreement and all of the transactions and developments contemplated thereby (including the change of our name to "Biometrics 2000 Corporation" and the increase in the authorized share capital of the Company to 400,000,000 shares of common stock).

Why  are  the  two  companies  proposing  to  combine?

As of October 15, 2003, the Company's subsidiaries, VillageNet, Inc. and Intelligent Computer Solutions, Inc. have ceased operations in preparation for the consummation of the merger of Biometrics into the Company's wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"). The Company is continuing work on certain consulting projects; however, it is anticipated that the operations of the Company following the consummation of the merger will consist of continuing and advancing the business of Biometrics.

Biometrics 2000.com Corporation ("Biometrics") is a Florida corporation based in Massachusetts that specializes in the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software. It is also introducing patent pending, proprietary "live finger detection" technology, tactile sense scanning and vector matching algorithm techniques to its product line.

The Board of Directors of each of our company and Biometrics has determined that a business combination between the two represents an opportunity for the shareholders of each company to participate in the attractive business of Biometrics. The merger will give Biometrics greater visibility as well as access to capital which is necessary to effectively implement its business plans.

How  will  the  Merger  work?

We will issue shares of our common stock for all of the issued and outstanding shares of Biometrics. It is our mutual intention under the Agreement that we will issue, pursuant to the Merger, to the existing Biometrics stockholders that number of Merger Shares that shall represent, immediately following the Merger, an aggregate of 55% of our fully-diluted outstanding common stock.

There are presently 25,000,000 shares of Biometrics common stock issued and outstanding. There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company.

Accordingly, to enable the existing holders of Biometrics common stock to end up with 55% of our fully-diluted common stock, at the effective time of the Merger, we anticipate that we will issue to the Biometrics stockholders an aggregate of 184,241,810 Merger Shares. This means that for each outstanding share of Biometrics common stock, we will issue 7.36967 shares of common stock of our Company (the "Exchange Ratio"). The Exchange Ratio and the Merger Shares is subject to increase or decrease (as the case may be) depending upon the actual number of Biometrics shares of common stock and the actual number of our shares of common stock outstanding immediately prior to the Merger.

Assuming the issuance of an aggregate of 184,241,810 Merger Shares to the Biometrics stockholders, there will be a total of approximately 331,839,442 shares of our common stock issued and outstanding and approximately 334,753,845 shares of our common stock issued and outstanding on a fully-diluted basis.

Under the Agreement, Biometrics will be merged with and into our newly created and wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"), with BAC as the surviving corporation of the Merger. As a result of the Merger, BAC will become a wholly owned subsidiary of our company, and an additional operating business.

We also intend to change the name of our corporation to Biometrics 2000.com Corporation as well as increase our authorized capital to 400,000,000 shares of common stock, $0.001 par value per share.

Do  I  have  the  right  to  vote  on  the  Merger?

No, you do not. Since our Company is not a constituent entity in the Merger, New York law does not require that the Agreement governing the terms of the Merger receive the approval of our stockholders.

Do  I  have  the  right  to  vote  on  the  Amendment?

No, you do not. If we were holding a meeting to approve such proposals, our stockholders would be entitled to consider and vote upon the Amendment. However, we are not holding a meeting of our stockholders, nor are we soliciting proxies in favor of such a proposal. Stockholders of the Company representing 58% of all of the issued and outstanding common stock of the Company have executed a written consent approving the Amendment, so no further approval is required.

After the closing of the Merger, do I need to exchange or send you my shares of common stock?

You do not. Since we are not a constituent entity in the merger, you will not be exchanging or sending us your shares for conversion.

How  many  shares  will  I  have  after  the  Merger?

The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We anticipate issuing an aggregate of 184,241,810 shares of our common stock in the Merger to the existing Biometrics stockholders. The total number of shares issued and outstanding will therefore increase to approximately 334,753,765 on a fully diluted basis from the current 150,743,299 outstanding shares on a fully diluted basis.

When  and  where  can  I  trade  my  shares  after  the  Merger?

Our shares of common stock are currently traded on the over the counter electronic bulletin board ("OTC") under the symbol "VILW.OB." The Merger will not affect where our shares are traded.

Will  the  shares  to  be  issued  in  the  Merger  be  freely  trading?

The shares that will be issued to the current shareholders of Biometrics will not be registered upon issuance. Section 5 of the Securities Act prohibits the sale of unregistered securities. However, pursuant to the Agreement, we will
register  the   Merger  Shares  in   the  event  that  we  prepare  and  file  a
registration statement following the effective date of the Merger. We currently have no plans to file a registration statement.

Even if the shares of common stock are registered, however, other restrictions will still apply. Certain securities may not be freely traded by affiliates, generally defined by the Commission as being in a control relationship with the issuer. The Merger will not affect the status of the currently issued and freely trading shares of our common stock.

When  do  you  expect  the  Merger  to  be  completed?

We hope to complete the Merger as soon as possible, assuming that all of the conditions to the closing of the Merger as set forth in the Agreement are either waived or completed to the satisfaction of the parties. The Merger will be effected through the filing of Articles of Merger in the State of New York and the State of Florida.

What  are  the  tax  consequences  of  the  Merger?

The Merger is intended to qualify as a tax-free reorganization for United States federal income tax purposes. If the Merger does so qualify, United States shareholders of Biometrics generally would recognize no gain or loss upon receipt of our shares of common stock in consideration for their shares of Biometrics common stock. We believe, but cannot assure you, that there will be no fiscal consequences whatsoever for holders of our shares. You are urged to consult your own tax advisor for tax implications related to your particular situation.

Who  can  help  answer  my  questions?

If you have any questions about the Merger or the business of Biometrics, you should contact Joseph J. Turek, President at:

     Biometrics  2000.com  Corporation
     120  Carando  Drive
     Springfield,  MA  01104
     Telephone  No.  (413)  736-9700

If you have questions about our business, you should contact Peter J. Keenan, President, at:

     Villageworld.com,  Inc.
     110  Ricefield  Lane
     Hauppauge  NY  11788
     Telephone  No.  (631)  231-2070

CHANGE  IN  CONTROL

The change in the majority of the directors of the Company will occur by virtue of the closing of the transactions contemplated by the Agreement (the "Closing"). The Company's Board of Directors currently consists of Peter J. Keenan, Hector M. Gavilla and Moshe Schwartz (the "Board"). Messrs. Gavilla and Schwartz have submitted letters of resignation from the Board to take effect contemporaneously with the Closing. The members of the Board and stockholders of the Company representing 58% of the issued and outstanding common stock of the Company have also executed written consents that in the event of Closing appoint Joseph J. Turek, currently the Chairman and President of Biometrics, Celia Schiffner, Chief Financial Officer of the Company and two additional persons designated by Mr. Turek, Michael Iveson and Katrina Champagne (collectively Mr. Turek, Mr. Iveson and Ms. Champagne, the "Biometrics Designees") to fill the vacancies on the Board to be created by the foregoing resignations.

The approval by the Company's Board of Directors to the Agreement and the Merger contemplated thereby constitutes the requisite approvals under the NYBCL and the Company's bylaws to approve the Merger, and approval by the Company's stockholders is not required. The amendment to the Company's Certificate of
Incorporation: (i) changing the name of the Company from "Villageworld.com, Inc." to "Biometrics 2000 Corporation"; and (ii) increasing the Company's authorized capital to 400,000,000 shares of common stock, $0.001 par value per share, has been approved by the Company's Board of Directors and consented to by stockholders of the Company representing 58% of the issued and outstanding common stock of the Company. Accordingly, none of the actions described in this Information Statement will be submitted for a vote to the stockholders of the Company.

The Company prepared this notice on its own behalf, except that the Biometrics Designees provided all the information herein regarding themselves.

MATERIAL  TERMS  OF  THE  MERGER

On October 29, 2003, Villageworld.com, Inc., a New York corporation (the "Company"); Biometrics 2000 Acquisition Corporation, a New York corporation and wholly owned subsidiary of the Company ("BAC"); Biometrics 2000.com Corporation, a Florida corporation ("Biometrics") and certain shareholders of Biometrics as follows: Joseph Turek ("Turek"); Randy Wheeler ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and David Kern ("Kern" and together with Turek, Wheeler, Iveson and Polidoro collectively, jointly and severally, the "Sellers"), entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement was approved by the Board of Directors of each of the Company and BAC on October 29, 2003 and will become effective following the satisfaction or waiver of the conditions precedent set forth in the Agreement or at such other date as the Company and Biometrics shall agree (the "Closing"), but in no event shall the Closing occur earlier than twenty (20) days before this Information Statement shall have been mailed to the Company's stockholders of record on the record date established therefor (October 31, 2003).

Upon the terms and subject to the conditions set forth in the Agreement and in accordance with New York Law, Biometrics will be merged with and into BAC (the
"Merger"), with BAC as the surviving corporation of the Merger. As a result of the Merger, the outstanding shares of capital stock of Biometrics will be converted or canceled in the manner provided by the Agreement, the separate corporate existence of Biometrics shall cease, and BAC shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

In connection with the Merger, the Company will issue to the current shareholders of Biometrics (the "Biometrics Shareholders") that number of shares of common stock of the Company as shall represent 55% of the issued and outstanding shares of common stock of the Company on a fully-diluted basis, after giving effect to the Merger (the "Merger Shares").

There are currently 25,000,000 shares of Biometrics common stock issued and outstanding. There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. Accordingly, to entitle the existing holders of Biometrics common stock to own 55% of the fully-diluted Company shares, it is anticipated that the Company will issue
7.36967 shares of common stock of the Company in the Merger for each outstanding share of Biometrics common stock, as a result of which the existing holders of Biometrics equity securities shall be entitled to receive an aggregate of 184,241,810 Merger Shares resulting in the Biometrics Shareholders acquiring voting and dispositive control of the Company's shares of common stock.

Stockholders  of  the  Company  representing  58%  of  all  of  the  issued  and outstanding common stock of the Company have, in connection with the transactions and developments contemplated by the Agreement, executed a written consent to approve and adopt a resolution authorizing an amendment to the Company's Certificate of Incorporation: (i) changing the name of the Company to "Biometrics 2000 Corporation"; and (ii) increasing the Company's authorized capital to 400,000,000 shares of common stock, $0.001 par value per share. Pursuant to the NYBCL, the Company is hereby notifying its stockholders of the approval of the name change and the increase in share capital to be effectuated upon Closing and, pursuant to the Exchange Act, filing this Information Statement on Schedule 14C which will be mailed to all stockholders of record as of the record date established therefor (October 31, 2003).

The  terms  of  the  Agreement  are  more  fully  described  below.

TERMS  OF  THE  AGREEMENT

The following discussion summarizes the material terms of the Agreement, a copy of which is attached to this Information Statement as Appendix A and incorporated herein by reference and made an integral part hereof. Stockholders of the Company are urged to read the Agreement carefully as it is the legal document that governs the Merger.

     The  Merger.          Subject to the terms and conditions of the Agreement,
all of the Biometrics stockholders will convey all of their shares of common stock of Biometrics to the Company, in consideration for the right to receive the Merger Shares of the Company. As a result of the Merger, the outstanding shares of capital stock of Biometrics will be converted or canceled in the manner provided by the Agreement, the separate corporate existence of Biometrics shall cease, and BAC (a wholly owned subsidiary of the Company) shall continue unimpaired as the surviving corporation in the Merger as a wholly owned subsidiary of the Company.

Following the Merger, the Company will: (i) change its corporate name to "Biometrics 2000 Corporation"; and (ii) increase its authorized capital stock to 400,000,000 shares of common stock, $0.001 par value per share.

     Closing.          The  Closing  will  take  place at a mutually agreed upon
time after the satisfaction or waiver of the conditions set forth in the Agreement.

     Effective  Date.          The  effective date of the Merger (the closing of
the  transactions  contemplated  by  the  Agreement).

     Certificate  of  Incorporation  and  Bylaws  of  the  Company Following the
Merger.          The  Certificate of Incorporation and Bylaws of the Company, as
in effect at the Effective Time and except as amended as described in this Information Statement (name change and increase in authorized share capital), will be the Certificate of Incorporation and Bylaws, respectively,  of  the  Company  following  the  Merger.

     Directors and Officers of the Company Following the Merger. The Agreement provides that certain of the directors and officers of the Company shall be replaced by the Biometrics Designees at Closing. The Directors of the Company following the merger shall be Peter J. Keenan, Joseph J. Turek, Celia I. Schiffner, Michael R. Iveson and Katrina Champagne. The Officers of the Company following the merger shall be Joseph J. Turek, President, Peter J. Keenan, Vice President, Celia I. Schiffner, Chief Financial Officer, and Katrina Champagne, Secretary.

     Representations and Warranties. The Agreement contains various representations and warranties of the Company and Biometrics. The Company represents and warrants to Biometrics as to, among other things: (i) capital structure; (ii) SEC filings; and (iii) financial statements. Biometrics represents and warrants to the Company as to, among other things: (i) capital structure; (ii) financial statements; (iii) intellectual property; (iv) employee related matters; (v) absence of certain adverse changes; (vi) litigation; (vii) material contracts, and (viii) liabilities or claims. All representations and warranties in the Agreement shall survive the Closing for a period of twelve
(12)  months  from  the  Effective  Date.

     Certain Covenants of the Parties. Pursuant to the Agreement, the Company has agreed, among other things, that in the event that the Company files a registration statement with the Securities and Exchange Commission following the Closing of the transactions contemplated by the Agreement, the Company will offer to the holders of the Merger Shares the opportunity to include the Merger Shares for registration in such registration statement.

     Indemnification. The Company has agreed to indemnify Biometrics and its shareholders from any losses, claims, damages or expenses incurred as a result of any breaches of the Agreement by the Company (which indemnification shall survive the Merger Closing). Similarly, Biometrics and certain shareholders of Biometrics (as defined earlier in this Information Statement as the "Sellers") have agreed to indemnify the Company from any losses, claims, damages or expenses incurred as a result of any breaches of the Agreement by Biometrics (which indemnification shall survive the Merger Closing). The Sellers shall not be obligated to make any payment for indemnification in excess of the value of the Merger Shares and each Seller has and reserves the right to transfer the Merger Shares to fulfill all or a portion of any indemnity obligation.

In addition, subject to the terms and conditions of the Agreement, each of the parties has agreed (i) to keep confidential all information furnished in connection with the Merger, (ii) to promptly inform the other parties of the occurrence of certain events, and (iii) to use reasonable best efforts to effectuate the Merger.

     Conditions to the Merger. The obligations of the Company and Biometrics to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of a number of conditions, including but not limited to the following:

(a) Each of the representations and warranties of the Company, BAC, the Sellers and Biometrics, as applicable, set forth in the Agreement shall have been true and correct in all material respects as of the date of the Agreement and as of the Closing Date; and

(b) The Company, BAC, the Sellers and Biometrics, as applicable, shall have performed in all material respects all obligations required to be performed by it under the Agreement at or prior to the Closing Date.

     Termination.          In  the event the Closing of this Agreement shall not
take place due to breach of or failure to meet any condition, then any non-breaching or non-failing party shall have the right to terminate this Agreement, in which event no party shall have any further right or obligation as against any other.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

Since no action is being taken in connection with the currently outstanding shares of the Company's common stock, no gain or loss is anticipated to be recognized by the Company's stockholders in connection with the Merger.

It is expected that the issuance of the Merger Shares to the shareholder of Biometrics will be tax-free to such shareholders. Accordingly, the aggregate tax basis of Biometrics' assets after the Merger will equal the aggregate tax basis of the shares of Biometrics common stock in the hands of the shareholders of Biometrics immediately prior to the Merger.

ACCOUNTING  TREATMENT  OF  THE  MERGER

The transaction is expected to be accounted for as a reverse acquisition in which Biometrics is the accounting acquiror and the Company is the legal acquiror. The management of Biometrics will be a combination of the management of Biometrics and the Company. Since the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be accounted for as a reduction of additional paid-in capital.

APPRAISAL  RIGHTS

Under New York law, the state in which the Company is incorporated, the Company is not required to provide its stockholders with a right of appraisal in any matter to which this Information Statement relates and stockholders are accordingly not provided with such right. Stockholders of the Company have no right to dissent from the actions to be taken pursuant to the written consent of stockholders of the Company representing a majority of the common stock of the Company issued and outstanding.

INTERESTS  OF  CERTAIN  PERSONS  IN  THE  MERGER

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the amendment to the Company's Certificate of Incorporation set forth herein, which is not shared by all other stockholders of the Company pro rata, and in accordance with their respective interests.

FEDERAL  SECURITIES  LAW  CONSEQUENCES

The Merger Shares to be issued to the owners of Biometrics in consideration for the cancellation and conversion of their shares of common stock of Biometrics pursuant to the Merger will not be registered under the Securities Act. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and Regulation D of the Securities Act.

The Merger Shares are deemed "restricted stock" and will bear a legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

Pursuant to the Agreement, the Company has agreed, among other things, that in the event that the Company files a registration statement with the Securities and Exchange Commission following the Closing of the transactions contemplated by the Agreement, the Company will offer to the holders of the Merger Shares the opportunity to include the Merger Shares for registration in such registration statement.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth ownership information as of the Record Date (October 31, 2003) and immediately following the closing of the Merger, with respect to: (i) each current director or executive officer of the Company; (ii) each current director and executive officer of Biometrics who will be a director and officer of the Company following the closing of the Merger; (iii) all directors and executive officers of the Company as a group, prior to the closing of the Merger and following the closing of the Merger; and (iii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding voting securities of the Company. As of the Record Date, there were 147,597,632 shares of common stock issued and outstanding and no shares of preferred stock outstanding. Immediately following Merger Closing, there will be 331,839,442 shares of common stock issued and outstanding and no shares of preferred stock outstanding. Each share of common stock is entitled to one vote.




                                           Number of
                                           Shares of       Number of Shares of
                                         Common Stock          Common Stock      Percent of Common
Name and Address                      Beneficially Owned    Beneficially Owned      Stock Issued
of Beneficial                           Prior to Merger      Following Merger     Following Merger
Owner (1)                                 Closing(2)            Closing(3)           Closing(3)
------------------------------------  -------------------  --------------------  ------------------

Peter J. Keenan. . . . . . . . . . .        17,781,852(4)            17,781,852               5.36%
Hector M. Gavilla. . . . . . . . . .        15,684,418(5)            15,684,418               4.73%
Eli Levi . . . . . . . . . . . . . .        13,843,470(6)            13,843,470               4.17%
Roberta Levi.. . . . . . . . . . . .       13,843,470 (6)            13,843,470               4.17%
Hector P. Gavilla. . . . . . . . . .          11,833,500             11,833,500               3.57%
Moshe Schwartz . . . . . . . . . . .             5,646(7)                 5,646                  *
Celia Schiffner. . . . . . . . . . .            45,000(8)                45,000                  *
Joseph J. Turek. . . . . . . . . . .                 -0-             37,000,588              11.16%
Michael R. Iveson. . . . . . . . . .                 -0-             14,582,594               4.40%
Katrina Champagne. . . . . . . . . .                 -0-             20,954,824               6.32%
Directors and Officers as a group(9)          59,193,886             90,364,858              27.25%

(*)     Less  than  1%

(1) The address for Eli Levi, Roberta Levi and Hector P. Gavilla is c/o Advanced Testing Technologies, Inc., 110 Ricefield Lane, Hauppauge NY 11788. The address for Peter J. Keenan, Hector M. Gavilla, Moshe Schwartz and Celia Schiffner is at the Company's offices, 110 Ricefield Lane Hauppauge NY 11788. The address for Joseph J. Turek, Michael R. Iveson and Katrina Champagne is at Biometric's offices, 120 Carando Drive, Springfield, MA 01104.

(2) The number of shares of Common Stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which such person or entity has the right to acquire within sixty days after the record date. The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such person of beneficial ownership of such shares. The information is based upon information furnished by the person listed.

(3) Assumes the closing of the transactions contemplated by the Merger Agreement which includes the issuance of 184,241,810 shares of common stock to the shareholders of Biometrics with a total of 331,839,442 shares of common stock of the Company issued and outstanding.

(4) Includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Keenan.

(5) Includes 9,034,606 shares of Common Stock owned by Mr. Gavilla and 6,644,156 shares of Common Stock held by Mr. Gavilla, as custodian for Alexander
F. Gavilla, Mr. Gavilla's minor son. Also includes 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Gavilla. Hector M. Gavilla is the father of Hector P. Gavilla.

(6) Includes 580,928 shares of Common Stock owned by Roberta Levi and 580,928 shares of Common Stock owned by Eli Levi. Eli and Roberta Levi are husband and wife. Also includes 469,719 shares of Common Stock held by Roberta Levi, as custodian for Shari Levi, Mr. and Mrs. Eli Levi's minor daughter. David
A. Levi and Dr. Steven Levi are sons of Eli and Roberta Levi. Does not include 469,719 shares of Common Stock owned by Susan Levi, daughter of Eli and Roberta Levi, beneficial ownership of which is disclaimed.

(7) Consists of 5,646 shares of Common Stock issuable upon the exercise of options held by Mr. Schwartz.

(8) Consists of 45,000 shares of Common Stock issuable upon the exercise of options held by Ms. Schiffner.

(9) Prior to the closing of the transactions contemplated by the Merger Agreement, includes those securities deemed to be beneficially owned by Hector
M. Gavilla, Peter J. Keenan, David A. Levi, Moshe Schwartz and Celia Schiffner. Following the closing of the transactions contemplated by the Merger Agreement, includes those securities deemed to be beneficially owned by Peter J. Keenan, Celia I. Schiffner, Joseph J. Turek, Michael Iveson and Katrina Champagne.


                             BUSINESS OF THE COMPANY

GENERAL

As of October 15, 2003, the Company's subsidiaries, VillageNet, Inc. and Intelligent Computer Solutions, Inc. have ceased operations in preparation for the consummation of the merger of Biometrics 2000 Corporation ("Biometrics") into the Company's wholly owned subsidiary, Biometrics 2000 Acquisition Corporation ("BAC"). The Company is continuing work on certain consulting projects; however, it is anticipated that the operations of the Company following the consummation of the merger will consist of continuing and advancing the business of Biometrics 2000 Corporation, the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software.

TRADEMARKS  AND  SERVICE  MARKS

Our service marks "Village World " and "Village Net " are registered with the United States Patent and Trademark Office. Our trademark "VillageWorld.com " is registered with the United States Patent and Trademark Office.

EMPLOYEES

We presently employ three (3) people, two of whom are our Executive Officers. None of our employees are represented by a union. We believe our relationships with our employees are satisfactory.

CORPORATE  INFORMATION

We were incorporated in New York on December 14, 1992 under the name Big City Bagels, Inc. On July 1, 1999, Big City Bagels, Inc. consummated the transactions contemplated by an Agreement and Plan of Reorganization and Merger with Intelligent Computer Solutions, Inc. ("ICS"), VillageNet, Inc. ("VillageNet") and each of the shareholders of those two companies, dated May 21, 1999 and as amended on June 28, 1999. The agreement provided for the merger of Big City Bagels with and into ICS and VillageNet, respectively, and for ICS and
VillageNet to be the surviving corporations continuing as wholly-owned subsidiaries of the Company. On December 30, 1999, we changed our name to VillageWorld.com, Inc. Our principal executive offices are located at 110 Ricefield Lane Hauppauge NY 11788. The Company's telephone number is (631) 231-2070 and our fax number is (631) 231-2046. We also maintain an Internet site at www.villageworld.com. Information contained on our web site is not, and should not be deemed to be, a part of this Information Statement on Form 14C.

COMMON  STOCK
During the fiscal year 2002 and up to May 29, 2003, the Company's Common Stock has traded on the over-the-counter electronic bulletin board. The price ranges presented below represent the highest and lowest quoted sales prices during each quarter for 2002 reported by Nasdaq. On May 29, 2003, the Company was delisted from the over-the-counter electronic bulletin board due to its failure to remain current with its filings required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended. For the period beginning of May 30, 2003 to October 28, 2003, the Company's Common Stock has been listed on the NQB Pink Sheets under the symbol "VILW.PK". Since October 29, 2003 the Company has been listed on the over-the-counter electronic bulletin board. The quotes represent prices between dealers and do not reflect mark-ups, markdowns or commissions and therefore may not necessarily represent actual transactions.


Year          Period                  Sales Information
-----         -------------           -----------------
                                     High. . . . .  Low
                                    ------          ---
 2002       1st Quarter .           $ 0.29        $ 0.11
            2nd Quarter .           $ 0.27        $ 0.10
            3rd Quarter .           $ 0.15        $ 0.04
            4th Quarter             $ 0.12        $ 0.01
 2003       1st Quarter             $ 0.035       $ 0.01
            2nd Quarter .           $ 0.03        $0.005
            3rd Quarter .           $ 0.20        $ 0.01

As reported by the Nasdaq OTC Bulletin Board, on October 27, 2002 the closing price of the Common Stock was $0.13 per share.

There are currently 147,597,632 shares of common stock of the Company issued and outstanding, plus an additional 3,145,667 shares of common stock of the Company issuable upon exercise of certain warrants and options to purchase common stock of the Company, for a total of 150,743,299, fully-diluted outstanding shares of common stock of the Company. At October 27, 2003 there were approximately 115 holders of record of Common Stock. We believe there is in excess of 500 beneficial owners of our Common Stock, most of whose shares are held in street name.

The Company has never paid or declared a dividend on its common stock. The Company intends, for the foreseeable future, to retain all future earnings for use in its business. The amount of dividends the Company pays in the future, if any, will be in the discretion of the Board and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors.

                             BUSINESS OF BIOMETRICS

OVERVIEW

Biometrics 2000 Acquisition Corporation ("Biometrics") is a Florida corporation based in Massachusetts that specializes in the design, development and distribution of next generation biometric tactile sense access control devices and advanced fingerprint scanner/verifier hardware and software. It is also introducing patent pending, proprietary "live finger detection", technology, tactile sense scanning and vector matching algorithm techniques to its product line.

Biometrics products are amongst the most advanced, reliable and inexpensive systems using tactile scanners available today, giving it a competitive advantage over other products in the market. It is one of only three approved vendors of Honeywell's security division for access control devices. Their software incorporates a vector-matching algorithm that completely eliminates the need for storing an individual's actual fingerprint. As both the hardware and software can be easily integrated into existing installations, their products can add a greater level of security to existing installations without the high cost of replacing the entire existing system. Biometrics believes that it they are well positioned to become a major distributor of biometric products in this rapidly expanding segment of the electronic security market.

Joseph Turek, CEO of Biometrics, is a well respected advisor to the security industry, is President of the Security Industry Association, Chair of the Biometrics Industry Group and a member of the Homeland Security Group, which recommends standards to Congress on Homeland Security.

BUSINESS  STRATEGY

Biometrics has the opportunity to leverage its core competencies to capture a leading position in a rapidly growing, but as yet underdeveloped, segment of the electronic security market by establishing a position in pre-existing distribution channels which are used for related products and accessories to Biometrics products. Biometrics seeks to become a leader in developing and delivering state-of-the-art biometric solutions for the physical access control segment of the Security Electronics Industry. Biometrics hardware and software applications include BioXTouch fingerprint readers and its Touch Device Management (TDM ) software control package. Biometrics will use its intimate knowledge of the access control market and the long association of its management with the distribution channels to maximize the credibility and acceptance of its products from distributors and dealers who control the majority of sales into the market. Biometrics understands the installed base, has superior working knowledge of the available technology and a broad understanding of the potential role of biometric solutions for access control and related security functions.

COMPETITION

There are two major competitors in the biometric physical access control market, Bioscrypt and Identix. Identix has cut back on its physical access control product lines in favor of PC/Network and OEM Embedded solutions.

TRADEMARKS  AND  SERVICE  MARKS

Biometrics has not registered any marks with the United States Patent and Trademark Office.

EMPLOYEES

Biometrics presently employs two (2) people, each of whom are its Executive Officers. None of Biometrics' employees are represented by a union. Biometrics believes that its relationships with its employees is satisfactory.

LITIGATION

Federal Express, a service provider to Biometrics, has obtained a judgement on Biometrics for past due invoices, interest and legal costs and fees amounting to $4,692.78. Biometrics has been making monthly payments toward such judgement.

Wayne Alarm Systems, Inc., a service provider to Biometrics, has obtained a judgement on Biometrics for past due invoices, interest and legal costs and fees amounting to $2,120.92. Biometrics has been making monthly payments toward such judgement.

Alan Glasser has obtained a judgement on Biometrics in connection with a note to Biometrics in the amount of $33,081.67.

Biometrics is involved in other various legal proceedings and claims incident to the normal conduct of its business. Biometrics believes that such legal proceedings and claims, individually and in the aggregate, are not likely to have a material adverse effect on its financial position or results of operations.

FINANCIAL  INFORMATION

Financial statements of Biometrics will be provided pursuant to the rules set forth in Regulation SB. The Company will file a Form 8K that will include any required financial information of Biometrics and pro forma information.

CORPORATE  INFORMATION

We were incorporated in Florida on February 5, 1999. Our principal executive offices are located at 120 Carando Drive, Springfield, MA 01104. Biometrics' telephone number is (413) 736-9700. Biometrics' also maintain an Internet site at www.biometrics2000.com. Information contained on Biometrics' web site is not, and should not be deemed to be, a part of this Information Statement Form 14C.

                                   MANAGEMENT

     The following table sets forth certain information concerning the current directors and executive officers of Biometrics, who will become the directors and executive officers of the Company upon consummation of the Merger as well as the current directors and executive officers of the Company who will remain as directors and executive officers of the Company upon consummation of the Merger.

Joseph  J.  Turek               56     Chairman  of  the  Board  and  President
Peter  J.  Keenan               33     Vice  President  and  Director
Katrina  Champagne              31     Secretary  and  Director
Celia  I.  Schiffner            47     Treasurer,  Chief  Financial  Officer and
                                       Director
Michael  R.  Iveson             57     Director

DIRECTORS

Joseph J. Turek has served as President, Treasurer, Chief Executive Officer and Chairman of the Board of Biometrics since February 1999. Mr. Turek served as president of American Biometrics Corporation from March 1996 to November 1998. Mr. Turek received his BS in Electrical Engineering from University of Southern Mississippi while in the United States Air Force, his BS in Mechanical
Engineering form Western New England College and his MS in Electrical Engineering form Rensselaer Polytechnic Institute. Currently, Mr. Turek is Chairman of the Biometrics Industry Group, a director of the Security Industry Association, and a member of the Homeland Security Group, which is recommending biometric standards and specifications for access control devices to Congress and the Homeland Security Department. Following the consummation of the Merger, Mr. Turek will serve as President of the Company as well as Chairman of the Board of the Company.

Peter J. Keenan has served as President of our Company, as well as the President of ICS, since July 1999. From October 1994 to June 1996, Mr. Keenan was technical director of ICS. Since 1995, Mr. Keenan has also served as technical director of VillageNet. From September 1991 to October 1994, Mr. Keenan was employed by Advanced Testing Technologies, Inc. ("ATTI") as a purchasing agent. Following the consummation of the Merger, Mr. Keenan will serve as a member of the Board of the Company and Vice President of the Company.

Katrina Champagne has been employed by Biometrics since October 2001 as its executive secretary. Following the consummation of the Merger, Ms. Champagne will serve as a member of the Board of the Company and Secretary of the Company.

Celia I. Schiffner has been employed as the Company's Acting Treasurer and Chief Financial Officer since April 1, 2002. Previously, from January 2, 2001 Ms. Schiffner was employed by the Company as an Accounting Manager. From April 1997 until joining the Company, Ms. Schiffner served as the Controller of Montauk Rug and Carpet Corp. Following the consummation of the Merger, Ms. Schiffner will serve as a member of the Board of the Company and Treasurer and Chief Financial Officer of the Company.

Michael R. Iveson has served as a director of Biometrics from February 2001 to present. Currently Mr. Iveson is a Regional Vice President of Weichert Real Estate Affiliates Company, a real estate franchisor. Following the consummation of the Merger, Mr. Iveson will serve as a member of the Board of the Company.

No family relationships exist between any of the Company's directors or executive officers.

Our Board of Directors is elected at each annual meeting of shareholders. Each director holds office until his successor is duly elected and qualified or until his or her earlier resignation or removal. In March 1996, our predecessor adopted a 1996 Performance Equity Plan, which provides, in part, that on March 31 of each calendar year such plan is in effect, each of our directors are automatically awarded ten-year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of our common stock on such March 31. As of December 2002, 1996 Performance Equity Plan no longer has any shares available for grant. In June 2002, the Company's 2002 Stock Award and Incentive Plan was adopted and ratified. The 2002 Stock Award and Incentive Plan, as set forth below, carries forward the automatic annual grant of 2000 options to each director provided by the 1996 Plan. All of such options are immediately exercisable as of the date of grant. Other than the foregoing, our directors do not receive any fees or other compensation in connection with their services as directors.

EXECUTIVE  OFFICERS

Officers are elected annually by the Board of Directors and serve at their direction. All of our executive officers are also directors. Information with regard to Mr. Turek, Mr. Keenan, Ms. Champagne and Ms. Schiffner is set forth above under the heading "Directors."

COMMITTEES

The  Board  of  Directors  does  not  have  a  Compensation, Audit or Nominating
Committee, and the usual functions of such committees are performed by the entire Board of Directors.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

During  fiscal  2002,  the  Company  held no meetings of the Board of Directors.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that are filed with the SEC.

Each of Peter J. Keenan, Hector M. Gavilla, David A. Levi, Dr. Steven Levi and Moshe Schwartz failed to file one Form 5 with respect to one transaction each in fiscal 2002. All of the foregoing individuals were officers, directors and/or beneficial owners of more than 10% of our common stock during 2002. For each of the five directors, the transaction not reported by them was the annual grant of 2,000 options under our 1996 Performance Equity Plan. Although not reported by these individuals, we reported all of these transactions in our Form 10-KSB for 2002 and again in our Form 10-QSB for the first quarter of fiscal 2002. Other than the foregoing, to the best of our knowledge, all other Forms 3, 4, and 5 required to be filed during the year ended December 31, 2002 were timely filed.

Except as set forth herein, no officer or director of the Company (current or following the consummation of the Merger as set forth above) has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

INDEMNIFICATION

The Company's Restated Certificate of Incorporation includes provisions to indemnify its officers and directors against damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the liability of such officers and directors shall only be indemnified if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Under the NYBCL, the Company may indemnify its officers and directors for various expenses and damages resulting from their acting in those capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the officers, directors or persons controlling the Company pursuant to those provisions, counsel has informed the Company that, in the opinion of the Commission, indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

GENERAL

Pursuant to the terms of the Agreement, the Company shall: (i) change its name to "Biometrics 2000 Corporation"; and (ii) increase the authorized share capital of the Company to 400,000,000 shares of common stock, par value $0.001 per share; pursuant to an amendment to the Company's Restated Certificate of Incorporation (the "Amendment"). Stockholders of the Company representing 58% of the issued and outstanding shares of common stock have executed a written consent approving the Amendment, attached hereto as Appendix B.

Management of the Company believes that the new name, "Biometrics 2000 Corporation" will promote public recognition and more accurately reflect the Company's new business. The increase in the authorized capital of the Company is required in order to consummate the transactions contemplated by the Agreement. The amendment to the Restated Certificate of Incorporation as attached hereto as Appendix B will be filed with the Secretary of State of the State of New York upon the receipt by the Company of confirmation that the filing of the Articles of Merger by Biometrics with the Secretary of State of the State of Florida has been accepted and the Company has filed the Articles of Merger with the Secretary of State of the State of New York.

WHERE  YOU  CAN  FIND  MORE  INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements and other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call (800) SEC-0330 for further information on the public reference rooms. The company's filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

DOCUMENTS  INCORPORATED  BY  REFERENCE

The SEC allows the Company to "incorporate by reference" information into this Information Statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this Information Statement, except for any information superseded by information contained directly in this Information Statement or in later filed documents incorporated by reference in this Information Statement.

This Information Statement incorporates by reference the documents set forth below that the Company previously filed with the SEC. These documents contain important information about the Company, its finances and the pending merger with Biometrics 2000.com, Corporation described in this Information Statement.

VILLAGEWORLD  SEC  FILINGS  (FILE  NO.  0-28058)

VILLAGEWORLD.COM,  INC.               PERIOD  OR  DATE  FILED
-----------------------               -----------------------
Annual  Report  on  Form10-KSB             Fiscal  Year  ended December 31, 2002
Quarterly  Report  on  Form10-QSB          Fiscal  Quarter ended March 31, 2003.
Quarterly  Report  on  Form10-QSB          Fiscal  Quarter  ended June 30, 2003.
Current  Report  on  Form  8K              November  6,  2003

You can obtain copies of them by requesting them in writing or by telephone from Villageworld at the following address:

VILLAGEWORLD.COM,  INC.
110  Ricefield  Lane
Hauppauge  NY  11788
Telephone  No.  (631)  231-2070

Financial statements of Biometrics will be provided pursuant to the rules set forth in Regulation SB. The Company will file a Form 8K that will include any required financial information of Biometrics and pro forma information.


By  order  of  the  Board  of  Directors,
/s/Peter  J.  Keenan
--------------------
Peter  J.  Keenan
Chairman  of  the  Board,  President
and  Principal  Executive  Officer

APPENDIX  A
-----------
AGREEMENT  AND  PLAN  OF  MERGER
--------------------------------


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------
     This Agreement this 29th day of October 2003 by and among BIOMETRICS 2000 ACQUISITION CORPORATION, a New York corporation and wholly owned subsidiary of Parent ("Buyer"); VILLAGEWORLD.COM, INC., a New York corporation ("Parent");
          -----                                                        ------
BIOMETRICS  2000.COM  CORPORATION,  A  FLORIDA  corporation (the "Company"); and
                                                                  -------
CERTAIN  SHAREHOLDERS  OF  THE COMPANY as follows: Joseph Turek ("Turek"); Randy
                                                                  -----
Wheeler  ("Wheeler"); Michael Iveson ("Iveson") Frank Polidoro ("Polidoro"); and
           -------                     ------                    --------
David  Kern  ("Kern"  and  together  with  Turek,  Wheeler,  Iveson and Polidoro
               ----
collectively,  jointly  and  severally,  the  "Sellers").
                                               -------

                                    RECITALS

A. The respective Boards of Directors of each of the Company, Buyer and Parent have approved and declared advisable the merger of the Company with and into Buyer (the "Merger") and approved the Merger upon the terms and subject to
                  ------
the conditions set forth in this Agreement, whereby each issued and outstanding share of the common stock, $.001 par value, of the Company (a "Company Share"
                                                                  -------------
or,  collectively,  the "Company Shares"), will be converted into 7.36967 shares
                         --------------
of  common  stock,  $0.001  par  value,  of  Parent ("Parent Common Stock"), and
                                                      -------------------
certain  other  consideration  as  provided  herein.

B. The respective Boards of Directors of Buyer, Parent and the Company have determined that the Merger is in furtherance of and consistent with their respective long-term business strategies and is fair to and in the best interests of their respective stockholders.

C. It is intended that, for federal income tax purposes, the Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code");
                                ----

D. For financial accounting purposes, it is intended that the Merger will be accounted for as a "purchase";
                        --------

     NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

THE  MERGER;  CLOSING;  EFFECT  OF  MERGER
SECTION  1.1     The  Merger.  Upon  the terms and subject to the conditions set
                 -----------
forth in this Agreement and in accordance with the New York General Business Law, as amended (the "NYBCL") and the Florida Business Corporation Act, as
                          -----

                                       A1
amended  (the  "FBCA"), at the Effective Time (as defined in Section 1.3 below),
                ----
the Company shall be merged with and into Buyer and the separate corporate existence of the Company shall thereupon cease. Buyer shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving
                                                                       ---------
Corporation"),  and  the  separate  corporate  existence  of  Buyer with all its
 ----------
rights,  privileges, immunities, powers and franchises shall continue unaffected
------
by the merger, except as set forth herein. The Merger shall have the effects specified in the NYBCL and the FBCA.
SECTION 1.2     Closing.  Subject to the terms and conditions of this Agreement,
                -------
the closing of the Merger and the consummation of the other transactions contemplated hereby (the "Closing") shall take place at the offices of Rosen Einbinder & Dunn, P.C. 641 Lexington Avenue, New York, New York 10022 on October 31, 2003 at 10:00 a.m. local time (or at such other date, time and place as the parties hereto may agree).

SECTION  1.3     Effective  Time.  On the date of Closing, the Company and Buyer
                 ---------------
will  cause  a Certificate of Merger (the "Florida Certificate of Merger") to be
                                           -----------------------------
executed, acknowledged and filed with the Secretary of State of Florida as provided in the FBCA and a Certificate of Merger (the "New York Certificate of
                                                         -----------------------
Merger")  to  be executed, acknowledged and filed with the Secretary of State of
------
New York as provided in Sections 902 and 904 of the NYBCL. The Merger shall become effective at the time when the Florida Certificate of Merger has been duly filed with the Secretary of State of Florida and the New York Certificate of Merger have been filed with the Secretary of State of New York or, if otherwise agreed by the Company and Buyer, such later date or time as is established by the Florida Certificate of Merger and the New York Certificate of Merger (the "Effective Time").
               ---------------

SECTION  1.4     Certificate of Incorporation.  The certificate of incorporation
                 ----------------------------
of Buyer as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation (the "Charter"), until
                                                                -------
duly  amended  as  provided  therein  or  by  applicable  law.

SECTION  1.5     By-Laws.  The  by-laws  of Buyer in effect immediately prior to
                 -------
the Effective Time shall be the by-laws of the Surviving Corporation (the "By-Laws"), until thereafter amended as provided therein or by applicable law.
 -------

SECTION  1.6     Directors.  The  directors  of the Company immediately prior to
                 ---------
the Effective Time shall, from and after the Effective Time, be directors of the
     Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws. As of the Effective Time, the authorized number of directors comprising the Board of Directors of Parent shall consist of not less than 3 and not more than 5 individuals. Individuals designated as follows shall be elected to the Board Directors of Parent at the Effective Time:

                                       A2

(A) three (3) individuals designated by the Company one of whom initially shall be Joseph J. Turek, one of whom initially shall be Michael Iveson and the other of whom initially shall be Katrina Champagne; and

(B) Two (2) individuals designated by Parent, one of whom initially shall be Peter J. Keenan and the other of whom initially shall be Celia Schiffner.

SECTION  1.7     Officers.  The officers of the Company immediately prior to the
                 --------
Effective Time shall, from and after the Effective Time, be the officers of Buyer until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the By-Laws.

SECTION  1.8     Effect on Capital Stock.  At the Effective Time, as a result of
                 -----------------------
the Merger and without any action on the part of the holder of any capital stock of Buyer.

(i)     Merger  Consideration.   The   Company  shares  issued  and  outstanding
        ---------------------
immediately prior to the Effective Time shall be converted into, and become exchangeable for 184,241,810 validly issued, fully paid and nonassessable shares of Parent Common Stock (the "Parent Shares" and the "Purchase Price"),
                                  --------------              ---------------
which shall represent 55% percent of the issued and outstanding ordinary shares of Parent;

(ii) At the Effective Time, all Company Shares shall be canceled and the Company shall cease to exist, and each certificate (a "Certificate") formerly
                                                          -----------
representing any Company Shares shall thereafter represent only the right to receive the shares of Parent Shares into which such Company Shares have been converted; and

(iii)     Valuation  of  Parent  Shares.  It  is  agreed  that the value of each
          -----------------------------
Parent  Share  at  the  Effective  Time  shall  be  fixed at $0.05 U.S. Dollars.
SECTION  1.9     Exchange  of  Certificates  for  Shares.
                 ---------------------------------------

SECTION  1.9     Exchange of Certificates for Shares
                 -----------------------------------
(a)     Exchange.  At  Closing, Parent shall deliver or cause to be delivered to
        --------
each respective owner of Company Shares and in each of their respective names certificates representing Parent Shares into which the Company Shares that such shareholders owns are to be converted as set forth on Schedule 1 attached
                                                             ----------
hereto;

(b)     Fractional  Shares.  No  certificates  or  scrip representing fractional
        ------------------
shares of Parent Shares shall be issued upon the surrender for exchange of Certificates pursuant to this Article I; no dividend or other distribution by Parent and no stock split, combination or reclassification shall relate to any

                                       A3
such factional share; and no such fractional share shall entitle the record or beneficial owner thereof to vote or to any other rights of a stockholder of Parent. In lieu of any such factional share, each holder of Company Shares who would otherwise have been entitled thereto upon the surrender of Certificate(s) for exchange pursuant to this Article I will be paid an additional share of Parent Shares.

(c)     Adjustments of Conversion Number.  In the event that the Company changes
        --------------------------------
the number of Company Shares or securities convertible or exchangeable into or exercisable for Parent Shares, or Parent changes the number of shares of Parent Common Stock, issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse split), dividend or distribution, recapitalization, merger (other than the Merger or the cancellation of options previously granted by the Company), subdivision, or other similar transaction with a dilutive effect, or if a record date with respect to any of the foregoing shall occur prior to the Effective Time, the conversion number shall be equitably adjusted.

                                  ARTICLE  II

          REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLERS

     The Company and each of the Sellers, jointly and severally, represent, warrant and covenant to Buyer and Parent as follows and acknowledges that Buyer and Parent are relying upon such representations and warranties in connection with the Contemplated Transactions (as hereinafter defined):

SECTION  2.1     Capitalization.  The  authorized  capital  stock of the Company
                 --------------
consists of 25,000,000 shares of common stock and 5,000,000 shares of preferred stock of which 25,000,000 of common stock shares are issued and outstanding. The Company has no shares of common stock in its treasury. The Company has no shares of preferred stock issued or outstanding and all 5,000,000 authorized shares  of  preferred stock are and always have been, unissued.  Schedule 1 sets
                                                                 ----------
forth the name of each record and beneficial shareholder of the Company(each a "Shareholder" and collectively the "Shareholders") and the number of Company
 -----------                            ------------
Shares  held  by  each  such  person.  Except  as set forth on Schedule 2.1, the
 --                                                            ------------
Company does not and, at the Closing, the Company will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of the Company or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of the Company. There are, and at Closing there will be, no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company except as set forth on Schedule 2.1A. All of the Company Shares are,
                                  -------------
and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind except as set forth on Schedule 2.1A.
                                  --------------

                                       A4

SECTION 2.2     Title to the Shares.  To the best of Company's and each Seller's
                -------------------
knowledge and information each Shareholder is the beneficial owner and holds good and valid title to its Company Shares free and clear of any Lien. To the best of Company's and each Seller's knowledge and information, upon consummation of the Contemplated Transactions and the satisfaction of the conditions to Closing set forth herein, Buyer will own all of the issued and outstanding shares of capital stock of the Company, free and clear of any Lien. At the Closing, each Shareholder will deliver the Company Shares to Buyer free and clear of any Lien, other than restrictions imposed by the Securities Act of 1933, as amended, and applicable securities Laws.

SECTION 2.3     Authority Relative to this Agreement.  Following approval of the
                ------------------------------------
Shareholders of the Company, the Company and each Seller will have full power, capacity and authority to execute and deliver each Transaction Document to which it is or, at Closing, will be, a party and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions").
                                                    -------------------------
The execution, delivery and performance by the Company and each Seller of each Transaction Document and the consummation of the Contemplated Transactions to which the Company or any Seller is, or at Closing, will be, a party will have been duly and validly authorized by the Company or such Seller, and no other acts by or on behalf of the Company or any Seller will be necessary or required to authorize the execution, delivery and performance by the Company and each Seller of each Transaction Document and the consummation of the Contemplated Transactions to which it is or, at Closing, will be, a party. This Agreement and the other Transaction Documents to which the Company or Seller is a party will, upon approval of the Shareholders have been duly and validly executed and delivered by the Company or Seller, respectively, and (assuming the valid execution and delivery thereof by the other parties thereto) will constitute the legal, valid and binding agreements of the Company or such Seller, as the case may be, enforceable against the Company or Seller in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 2.4     No Conflicts; Consents.  The execution, delivery and performance
                ----------------------
by the Company and each Seller of each Transaction Document to which it is a party and the consummation of the Contemplated Transactions to which the Company and each Seller is a party, upon approval of the Shareholders will not:
(i) violate any provision of the certificate of incorporation or by-laws of the Company; (ii) require any Seller or the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 2.4 (the
                                                               ------------
"Seller  Required Consents"); (iii) violate, conflict with or result in a breach
 -------------------------
or default under (with or without the giving of notice or the passage of time or both), or permit the suspension or termination of, any material Contract
(including any Real Property Lease) to which any Seller or the Company is a party or by which any of them or any of their assets is bound or subject, or to the best of Company's and each Seller's knowledge and information result in the

                                       A5
creation of any Lien upon any of the Company Shares or upon any of the Assets of the Company; (iv) violate any Order, any Law, of any Governmental Body against, or binding upon, the Company or upon any of their respective assets or the Business; or (v) violate or result in the revocation or suspension of any Permit.

SECTION  2.5     Corporate  Existence  and  Power.  The Company is a corporation
                 --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite powers, authority and all Permits required to own and/or operate its Assets and to carry on the Business as conducted as of the date hereof. The Company is duly qualified to do business and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary. The Company has no Subsidiaries and does not directly or indirectly own any equity or other interest or investment in any other person.

SECTION  2.6     Charter  Documents  and  Corporate  Records.  The  Company  has
                 -------------------------------------------
heretofore delivered to Buyer true and complete copies of the certificate of incorporation, by-laws and minute books, or comparable instruments, of the Company as in effect on the date hereof. The stock transfer books of the Company have been made available to Buyer for its inspection and are true and complete in all respects in accordance with their tenor.

SECTION  2.7     Financial  Information.  (a)  Schedule  2.7A  sets  forth true,
                 ----------------------        --------------
complete and correct copies of: (i) the Company's reviewed financial statements as of and for the years ended December 31, 2002 and December 31, 2001 (the "Annual Statements"); (ii) the Company's unaudited financial statements as of
 ------------------
and for the nine months ended September 30, 2003 (the "Interim Statements"); and
                                                       ------------------
(iii) all management letters, management representation letters and attorney audit response letters issued in connection with the Annual Statements and the Interim Statements. Each of the Annual Statements and the Interim Statements present fairly and accurately in all material respects the financial position of the Company as of its date, and the earnings, changes in stockholders' equity and cash flows thereof for the periods then ended in accordance with GAAP, consistently applied. Each balance sheet contained therein or delivered pursuant hereto fully sets forth all consolidated Assets and Liabilities of the Company existing as of its date which, under GAAP, should be set forth therein, and each statement of earnings contained therein or delivered pursuant hereto sets forth the items of income and expense of the Company which should be set forth therein in accordance with GAAP.

(b) All financial, business and accounting books, ledgers, accounts and official and other records relating to the Company have been properly and accurately kept and completed, and the Company has no knowledge, notice belief or information there are any material inaccuracies or discrepancies contained or reflected therein.

                                       A6

SECTION  2.8     Liabilities. The Company has not incurred any Liabilities since
                 -----------
September  30,  2003  (the  "Latest  Balance  Sheet  Date")  except  (i) current
                             ----------------------------
Liabilities for trade or business obligations incurred in connection with the purchase of goods or services in the ordinary course of the Business and consistent with past practice, and (ii) Liabilities reflected on any balance sheet included in the Interim Statements referred to in Section 2.7(a).

SECTION  2.9     Company Receivables.  Except to the extent of the amount of the
                 -------------------
allowance for doubtful accounts reflected in the Interim Statements, all the Receivables of the Company reflected therein, and all Receivables that have arisen since the Latest Balance Sheet Date (except Receivables that have been collected since such date), are valid and enforceable Claims subject to no known defenses, offsets, returns, allowances or credits of any kind, and constitute bona fide Receivables collectible in the ordinary course of the Business except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or similar laws or principles of equity affecting the enforcement of creditors rights generally.

SECTION  2.10     Absence  of  Certain  Changes.  (a) Since January 1, 2003, the
                  -----------------------------
Company has conducted the Business in the ordinary course consistent with past practice and there has not been:

(i)     Any  material  adverse  change  in  the  Condition  of  the  Business;

(ii) Any damage, destruction or other casualty loss (whether or not covered by insurance), condemnation or other taking affecting the Business or the Assets of the Company;

(iii) Any change in any method of accounting or accounting practice by the Company;

(iv) Except for normal increases granted in the ordinary course of business, any increase in the compensation, commission, bonus or other direct or indirect remuneration paid, payable or to become payable to any officer, stockholder, director, consultant, agent or employee of the Company, or any alteration in the benefits payable or provided to any thereof;

(v) Any material adverse change in the relationship of the Company with its employees, customers, suppliers or vendors;

(vi) Except for any changes made in the ordinary course of Business, any material change in any of the Company's business policies, including advertising, marketing, selling, pricing, purchasing, personnel, returns or budget policies;

                                       A7

(vii) Any agreement or arrangement whether written or oral to do any of the foregoing.

(b) The Company has no Liability that is past due except as shown on the Annual Statements and Interim Statements.

SECTION  2.11     Leased  Real  Property.  (a)  The Company has no fee interest,
                  ----------------------
purchase options or rights of first refusal in any real property and the Company has no leasehold or other interest in any real property, except as set forth on Schedule 2.11 (the "Leased Real Property"), and all leases including
           --------------       --------------------
all amendments, modifications, extensions, renewals and/or supplements thereto (collectively, "Real Property Leases") are described on Schedule 2.11.
                 ----------------------                        --------------

SECTION  2.12     Personal  Property;  Assets.  The  Company  has good and valid
                  ---------------------------
title to (or valid leasehold interest in) all of its personal property and Assets, free and clear of all Liens, except the Permitted Liens and as indicated on Schedule 2.12. The machinery, equipment, computer software and other
    --------------
tangible personal property constituting part of the Assets and all other Assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are reasonably sufficient and adequate in quantity and quality for the operation of the Business as previously and presently conducted.
Schedule  2.12 contains a list and description of all tangible personal property
--------------
owned or leased by the Company with a book value (before depreciation) of $2,000 or more. The Assets constitute all of the assets, which are necessary to operate the Business of the Company as currently conducted.

SECTION  2.13     Contracts.  (a)  Schedule  2.13  sets  forth  an  accurate and
                  ---------        --------------
complete list of all Contracts to which the Company is a party or by which it or its Assets are bound or subject that: (i) cannot be canceled upon 30 days' notice without the payment or penalty of less than One Thousand Dollars ($1,000); or (ii) involve aggregate annual future payments by or to any person of more than Five Thousand Dollars ($5,000). True and complete copies of all written Contracts (including all amendments thereto and waivers in respect thereof) and summaries of the material provisions of all oral Contracts so listed have been made available to Buyer.

(b) All Contracts to which the Company is a party are valid, subsisting, in full force and effect and binding upon the Company and the other parties thereto, in accordance with their terms, except that no representation or warranty is given as to the enforceability of any oral Contracts. To the best of the Company's knowledge and belief, except as set forth on Schedule 2.12, the
                                                              --------------
Company  is  not  in  default (or alleged default) under any such Contract.

SECTION  2.14     Patents  and  Intellectual Property Rights.  (a) Schedule 2.14
                  ------------------------------------------       -------------
sets forth a list of each patent, trademark, trade name, service mark, brand mark, brand name, and registered copyright as well as all registrations thereof and pending applications therefor, and each license or other contract relating thereto (collectively, the "Intellectual Property") owned or used in connection
                             ---------------------

                                       A8
with the Business by the Company and indicates, with respect to each item of Company's Intellectual Property that is licensed by the Company, the name of the licensor thereof and, with respect to oral Contracts, the terms of such license relating thereto. To the Company's knowledge, the use of the foregoing by the Company does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, patent, trademark, trade name, service mark, brand name, computer program, database, industrial design, trade secret, copyright or any pending application thereto of any other person and there have been no claims made and the Company has not received any notice or otherwise know that any of the foregoing is invalid or conflicts with the asserted rights of other Persons or have not been used or enforced or have been failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of the Intellectual Property, except as set forth on Schedule 2.14A.
                                       ---------------

(b) The Company owns or has rights to use all Intellectual Property, know-how, formulae and other proprietary and trade rights necessary to conduct the Business as it is now conducted. The Company has not forfeited or otherwise relinquished any such Intellectual Property, know-how, formulae or other proprietary right used in the conduct of the Business as now conducted.

(c) To the extent used in the conduct of the Business by the Company, each of the licenses or other contracts relating to the Company's Intellectual Property (collectively, the "Intellectual Property Licenses") is in full force
                               ------------------------------
and effect and is valid and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and there is no notice or claim of default under any Intellectual Property License either by the Company or, to the Company's knowledge, by any other party thereto, and to the Company's knowledge, no event has occurred that with the lapse of time or the giving of notice or both would constitute a default by the Company thereunder.

SECTION  2.15     Claims and Proceedings. There are no outstanding Orders of any
                  ----------------------
Governmental Body against or involving the Company, its Assets, the Business, the Company Shares or any Seller with respect to the Company Shares. Except as disclosed on Schedule 2.15, there are no actions, suits, claims or counterclaims, examinations, audits or legal, administrative, governmental or arbitral proceedings or investigations (collectively, "Claims") (whether or not
                                                        ------
the defense thereof or Liabilities in respect thereof are covered by insurance), pending or, to the best of the Company's knowledge, threatened on the date hereof, against or involving the Company, its Assets, the Business or the Company Shares.

SECTION  2.16     Taxes.  (a)  Except  as  set  forth  in  Schedule  2.16:
                  -----                                    --------------

                                       A9

(i) The Company has timely filed or, if not yet due but due before Closing, will timely file all Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing and all such Tax Returns are or, if not yet filed, will be, upon filing, true, correct and complete in all material respects;

(ii) the Company has paid, or if payment is not yet due but due before Closing, will promptly pay when due to each appropriate Tax Authority, all Taxes of the Company shown as due on the Tax Returns required to be filed by it for all taxable periods ending on or before the date of Closing;

(iii) the accruals for Taxes currently payable as well as for deferred Taxes shown on the financial statements of the Company as of the date of the Interim Statements or the date of any financial statements delivered hereunder: (A) adequately provide for all contingent Tax Liabilities of the Company as of the date thereof; and (B) accurately reflect, as of the date thereof, all unpaid Taxes of the Company whether or not disputed, in each case as required to be reflected thereon in order for such statements to be in accordance with GAAP;

(iv) no extension of time has been requested or granted for the Company to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid and the Company has not granted a power of attorney that remains outstanding with regard to any Tax matter;

(v) the Company has not received notice of a determination by a Tax Authority that Taxes are currently owed by the Company (such determination to be referred to as a "Tax Deficiency") and, to the Company's knowledge, no Tax
                      ---------------
Deficiency  is  proposed  or  threatened;

(vi) all Tax Deficiencies have been paid or finally settled and all amounts determined by settlement to be owed have been paid;

(vii) there are no Tax Liens on or pending against the Company or any of the Assets, other than those which constitute Permitted Liens;

(viii) there are no presently outstanding waivers or extensions or requests for a waiver or extension of the time within which a Tax Deficiency may be asserted or assessed;

(ix) no issue has been raised in any examination, investigation, audit, suit, action, claim or proceeding relating to Taxes (a "Tax Audit") which, by
                                                           ---------
application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period;

                                      A10

(x)     there  are  no  pending  or  threatened  Tax  Audits  of  the  Company;

(xi) the Company has not ever been required to include in income any adjustment pursuant to section 481 of the Code or pursuant to a closing agreement as defined in section 7121 of the Code and no Tax Authority has ever made or proposed any such adjustment;

(xii) the Company does not own any property that is tax-exempt use property within the meaning of section 168(b) of the Code;

(xiii) the Company has not filed a consent pursuant to section 341(f) of the Code;

(xiv) the Company is not now nor has ever been: (a) an includable member of an "affiliated group" within the meaning of section 1504(a) of the Code; (b) a member of any consolidated, combined or unitary Tax Return filing group; (c) a party to an agreement that obligates it to make any payment computed by reference to the Taxes, taxable income or tax losses of any other individual or entity; (d) a personal holding company as defined in section 542 of the Code;
(e) the owner of an interest in an entity that is or is treated as a partnership, trust, regulated investment company as defined in section 851 of the Code, real estate investment trust as defined in section 856 of the Code or foreign personal holding company as defined in section 552(a) of the Code; (f) a United States shareholder as defined in section 951(b) of the Code of a controlled foreign corporation as defined in section 957 of the Code; or (g) a United States real property holding company within the meaning of section 897(c)(2) of the Code;

(xv) the Company has no deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes;

(xvi) there are no transfer or other taxes (other than income taxes) imposed by any state on the Company by virtue of the Contemplated Transactions; and

(xvii) no claim has been made by any Tax Authority that the Company is subject to Tax in a jurisdiction in which the Company is not then paying Tax of the type asserted.

Each reference to a provision of the Code in this Section 2.16 shall be treated for state and local Tax purposes as a reference to analogous or similar provisions of state and local law.

(b) To the Company's knowledge, the Company has collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to be

                                      A11
collected on or prior to the date of Closing and has been furnished properly completed exemption certificates for all exempt transactions and has no information otherwise or notice of any claim by any government or jurisdiction with regards thereto. The Company has maintained and has in its possession all records, supporting documents and exemption certificates required by applicable sales and use Tax statutes and regulations to be retained in connection with the collection and remittance of sales and use Taxes for all periods up to and including the date of Closing. With respect to sales made by the Company prior to the date of Closing for which sales and use Taxes are not yet due as of the date of Closing, all applicable sales and use Taxes payable with respect to such sales will have been collected or billed by the Company and will be included in the Assets of the Company as of the date of Closing.

SECTION 2.17     Employee Benefits Plans.  Neither the Company nor the Business,
                 -----------------------
nor any portion of the Business (all of the above hereinafter individually and collectively called the "Entity"), nor any other company, entity or person
                               ------
which together with the Entity constitutes a member of the Entity's "controlled group" or "affiliated service group" (within the meaning of Sections 4001(a)(14) and/or (b) of ERISA and/or Sections 414(b), (c), (m) or (o) of the Code (such group or groups and each member thereof hereinafter referred to individually and collectively as the "Group")), has at any time adopted or maintained, has any
                        -----
Liability or is a fiduciary with respect to or has any present or future obligation to contribute to or make payment under: (i) any employee benefit plan (as defined in Section 3(3) of ERISA); or (ii) any other benefit plan, program, Contract or arrangement of any kind whatsoever (whether for the benefit of present, former, retired or future employees, officers, directors, consultants or independent contractors of the Entity or the Group, or for the benefit of any other person or persons) including, without limitation, arrangements providing for contributions, benefits or payments in the event of a change of ownership or control in whole or in part of the Entity or the Group, or with respect to disability, relocation, child care, educational assistance, deferred compensation, pension, retirement, profit sharing, thrift, savings, stock ownership, stock bonus, restricted stock, health, dental, medical, life, hospitalization, stock purchase, stock option, incentive, bonus, sabbatical leave, vacation, severance, cafeteria or other contribution, benefit or payment of any kind; or (iii) any employment, consulting, service or other contract or agreement of any kind whatsoever (all such employee benefit plans and other benefit plans, programs, contracts or arrangements and such employment, consulting, service or other contracts or agreements whether written or oral hereinafter individually and collectively called the "Employee Benefit
                                                               -----------------
Plan(s)"). No Entity and no Group has completely or partially withdrawn within the meaning of Title IV of ERISA from any "multiemployer plan" within the meaning of Section 3(37) of ERISA or any "single employer plan" (within the meaning of Section 4001(a)(15) of ERISA) which has two or more contributing sponsors at least two of whom are not under common control.

SECTION  2.18     Employee-Related  Matters.  (a)  Schedule 2.18 contains a true
                  -------------------------        -------------
and complete list, by category, of all directors, full-time employees, part-time and other employees and consultants of the Company, including any Contracts or agreements relating thereto and the amount of vacation, sick days, personal days and other leave accrued by, each such person or entity. Schedule 2.18 also
                                                              -------------

                                      A12
contains a description of all existing severance, accrued vacation or other leave policies or retiree benefits of any current or former director, officer, employee or consultant. Except as set forth on Schedule 2.18, the employment or
                                                -------------
consulting arrangement of all such persons is, subject to applicable laws involving the wrongful termination of employees, terminable at will (without the imposition of penalties or damages) by the Company. Buyer has been provided with true and complete (i) copies of all manuals and handbooks applicable to any current or former director, officer, employee or consultant of the Company, (ii) copies of all employee trade secret, non-compete, non-disclosure and invention assignment agreements, and (iii) descriptions of all existing severance, accrued vacation or other leave policies or retiree benefits of any such director, officer, employee or consultant.

(b) No current employee of the Company is: (i) absent on a military leave of absence and/or eligible for rehire under the terms of the Uniformed Services Employment and Reemployment Rights Act; or (ii) absent on a leave of absence under the Family and Medical Leave Act. Schedule 2.18 contains a true
                                                   -------------
and complete list of: (1) each qualified beneficiary (within the meaning of Section 4980B(g)(1) of the Code) of any group health plan (within the meaning of
Section 4980B(g)(2) of the Code) which is an Employee Benefit Plan who as of the date hereof, is eligible for continuation of group health plan coverage under any Employee Benefit Plan on account of a qualifying event (within the meaning of Section 4980B(f)(3) of the Code) occurring on or prior to the date of Closing; and (2) with respect to each such qualified beneficiary, the date and nature of such qualifying event.

(c)     Since  January  1,  2003,  except  as set forth on Schedule 2.18: (i) no
                                                           --------------
employee has terminated or threatened to terminate its relationship with the Company; and (ii) no employee has threatened to decrease or limit materially its relationship with the Company.

SECTION  2.19     Insurance.  Schedule  2.19  sets forth a list of all insurance
                  ---------   --------------
policies, fidelity and surety bonds and fiduciary liability policies (the "Insurance Policies"), as well as all self-insurance programs, covering the
 ---- --------------
Assets,  the  Business,  operations,  employees,  officers  and directors of the
Company and true and complete copies of all such Insurance Policies and self-insurance programs ("Self-Insurance Programs") have been delivered to
                            ------------------------
Buyer.  Schedule 2.19 also sets forth: (a) with respect to each Insurance Policy
        -------------
the  applicable  deductible  amounts  and  any material limitations on coverage;
(b) any letter of credit relating to any such Insurance Policy and all inspections and reports delivered to the Company by any insurer with respect to such Insurance Policies, copies of which have been delivered to Buyer; and (c) a true and complete list of Claims made in respect of each Insurance Policy or Self-Insurance Program during the two (2) years prior to the date hereof. True and correct copies of all loss runs with respect to such period have been delivered to Buyer. There is no Claim by the Company pending under any of such Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such Insurance Policies or requirement by any insurer to perform work which has not been satisfied. All Insurance Policies are in full

                                      A13
force and effect. To the best of the Company's knowledge, belief and information, each Insurance Policy is of the type and in amounts customarily carried by persons conducting a business similar to that of the Company. No premiums are or will be payable under Insurance Policies after the Closing in respect of insurance provided for periods prior to the date of Closing. Claims under all such Insurance Policies are payable on an "occurrence basis."

SECTION  2.20     Compliance  with Laws.  The Company is not in violation of any
                  ---------------------
order, judgment, injunction, award, citation, decree, consent decree or writ (collectively, "Orders") and to the best of the Company's knowledge, belief and
                ------
information, any Laws of any Governmental Bodies affecting the Company, the Company Shares (except as disclosed in Schedule 2.1A) or the Business.
                                             --------------

SECTION  2.21     Permits.  The  Company  has  obtained  all  licenses, permits,
                  -------
certificates, certificates of occupancy, orders, authorizations and approvals (collectively, "Permits"), and has made all required registrations and filings
                 -------
with all Governmental Bodies, that are necessary to the ownership of the Assets, the use and occupancy of the Leased Real Property, as presently used and operated, and the conduct of the Business or otherwise required to be obtained by the Company. All Permits required to be obtained or maintained by the
Company  are  listed  on  Schedule  2.21  and  are  in full force and effect; no
                          --------------
violations are or have been recorded, nor have any notices or violations thereof been received, in respect of any Permit; and no proceeding is pending or threatened to revoke or limit any Permit; and the consummation of the Contemplated Transactions will not (or with the giving of notice or the passage of time or both will not) cause any Permit to be revoked or limited.

SECTION  2.22     Environmental  Matters.  (a)  To  the  best  of  the Company's
                  ----------------------
knowledge, belief and information, the Company is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any Environmental Law. The Company has not any basis to expect, nor has any of them or any other person for whose conduct they are or may be held to be responsible received, any actual or threatened order, notice, or other communication from: (i) any Governmental Body or private citizen acting in the public interest, or (ii) the current or prior owner or operator of any real property, leaseholds, or other interests currently or formerly owned or operated by the Company and any buildings, plants, structures or equipment currently or formerly owned or operated by the Company (the "Company Facilities"), of any
                                                    ------------------
actual or potential violation or failure by the Company to comply with any Environmental Law, or of any actual or threatened obligation by the Company to undertake or bear the cost of any Environmental Liabilities with respect to any of the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has had an interest, or with respect to any property or Company Facility at or to which Hazardous Materials were generated, manufactured, refined, transferred, imported, used, or processed by the Company, or any other person for whose conduct the Company may be held responsible, or from which Hazardous Materials have been transported, treated, stored, handled, transferred, disused, recycled, or received.

                                      A14

(b) To the Company's knowledge, there are no pending or threatened claims, encumbrances, or other restrictions of any nature, resulting from any Environmental Liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Company Facilities or any other properties and assets (whether real, personal, or mixed) in which the Company has or had an interest.

(c) The Company has no knowledge of any basis to expect, nor has any of them or any other person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, order, summons, warning, or other communication that relates to Hazardous Materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any alleged, actual, or potential obligation to undertake or bear the cost of any Environmental Liabilities with respect to any of the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company had an interest, or with respect to any property or facility to which Hazardous Materials generated, manufactured, refined, transferred, imported, used, or processed by the Company, or any other person for whose conduct the Company may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

(d) To the best of the Company's and each Seller's knowledge, belief and information, the Company, or any other Person for whose conduct it is or may be held responsible, has not incurred and is not currently subject to any Environmental Liabilities with respect to the Company Facilities or with respect to any other properties and assets (whether real, personal, or mixed) in which the Company (or any predecessor), has or had an interest, or at any property geologically or hydrologically adjoining the Company Facilities or any such other property or assets.

(e) To the Company's knowledge, there are no Hazardous Materials present on or in the environment at the Company Facilities or at any geologically or hydrologically adjoining property, including any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of the Company Facilities or such adjoining property, or incorporated into any structure therein or thereon. To the Company's knowledge, the Company any other person for whose conduct they are or may be held responsible, or any other person, has permitted or conducted, or is aware of, any hazardous activity conducted with respect to the Company Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company has or had an interest except in full compliance with all applicable Environmental Laws.

(f) To the Company's knowledge, there has been no Release or, threat of Release, of any Hazardous Materials at or from the Company Facilities or at any other locations where any Hazardous Materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Company Facilities, or from or by any other properties and assets (whether real,

                                      A15
personal, or mixed) in which the Company has or had an interest, or any geologically or hydrologically adjoining property, whether by the Company, or any other person.

(g) The Company has no reports, studies, analyses, tests, or monitoring possessed or initiated by the Company pertaining to Hazardous Materials or hazardous activities in, on, or under the Company Facilities, or concerning compliance by the Company or any other person for whose conduct they are or may be held responsible, with Environmental Laws.

SECTION 2.23     Finders Fees.  There is no investment banker, broker, finder or
                 ------------
other intermediary which has been retained by or is authorized to act on behalf of any Seller or the Company who might be entitled to any fee or commission from any Seller or the Company in connection with the consummation of the Contemplated Transactions.

SECTION  2.24     Depositaries;  Powers  of  Attorney,  etc.  Schedule 2.24 sets
                  -----------------------------------------   -------------
forth: (i) the name of each bank, financial institution or similar entity in which the Company has an account, lock box or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and (ii) the name of each person holding a general or special power of attorney from the Company and a description of the terms thereof.

SECTION  2.25     Related  Party  Transactions.  Except as set forth on Schedule
                  ----------------------------                          --------
2.25, there are no Contracts or other agreements or arrangements (whether or not
----
in writing) of any nature between the Company, on the one hand, and any Affiliate of the Company or any officer, director or stockholder of the Company or any Affiliate of the Company (each a "Company Related Party"), on the other
                                           ---------------------
hand  ("Company  Related  Party  Contracts"),  including  but not limited to any
        ----------------------------------
Contract for money owed by or to any of them. No Company Related Party has any Claim against or Liability to the Company and the Company has no Claim against or Liability to any Company Related Party and, to the Company's knowledge, no fact or circumstance exists which is reasonably likely to give rise to any such Claim against or by or Liability to or from any Company Related Party under any Company Related Party Contract or otherwise, except as set forth on Schedule
                                                                        --------
2.25.
----

SECTION  2.26     Restrictions  on  Business  Activities.  There  is no Order or
                  --------------------------------------
Contract binding upon the Company, or Law binding upon the Company which has had or could reasonably be expected to have the effect of prohibiting or adversely affecting: (i) competition by the Company; (ii) any existing business practice of the Company; (iii) any acquisition of property by the Company; or
(iv)  the  Condition  of  the  Business.

SECTION  2.27     Disclosure.  Neither this Agreement, the Schedules hereto, nor
                  ----------
any reviewed or unaudited financial statements, documents or certificates furnished or to be furnished to Buyer by or on behalf of the Company pursuant to

                                      A16
this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There are no events, transactions or other facts, which, either individually or in the aggregate, may give rise to circumstances or conditions which would have a material adverse effect on the general affairs or Condition of the Business.

SECTION  2.28     Ability  to  Conduct  Business.  The Assets are sufficient and
                  ------------------------------
adequate to permit the continued operation of the Business as it has been conducted since the inception of the Company and, assuming all Seller Required Consents are obtained, the consummation of the Contemplated Transactions hereby will enable Buyer to conduct the Business as it has been conducted.

                                   ARTICLE  III

               REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT

     Buyer and Parent jointly and severally represent, warrant and covenant to Sellers and the Company as follows and acknowledge that the Sellers and the Company is relying upon such representations and warranties in connection with the Contemplated Transactions:

SECTION  3.1     Authority  Relative  to  this Agreement.  Buyer and Parent have
                 ---------------------------------------
full power and authority to execute and deliver each Transaction Document to which they are or, at Closing, will be, a party and to consummate the Contemplated Transactions. Following the approval of the shareholders of the Parent with respect to the Contemplated Transactions, the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be, a party have been duly and validly authorized and approved by Buyer and Parent and no other acts by or on behalf of Buyer or Parent are necessary or required to authorize the execution, delivery and performance by Buyer and Parent of each Transaction Document and the consummation of the Contemplated Transactions to which they are or, at Closing, will be a party. This Agreement and the other Transaction Documents to which Buyer and Parent is a party have been, duly and validly executed and delivered by Buyer and Parent and (assuming the valid execution and delivery thereof by the other parties thereto) constitutes, or will, at the Closing, constitute, as the case may be, the legal, valid and binding agreements of Buyer and Parent enforceable against each of them in accordance with their respective terms, except as such obligations and their enforceability may be limited by applicable bankruptcy and other similar Laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

SECTION 3.2     No Conflicts; Consents.  The execution, delivery and performance
                ----------------------
by Buyer and Parent of each Transaction Document to which they are, a party and the consummation of the Contemplated Transactions to which Buyer and Parent

                                      A17
is a party does not and will not: (i) violate any provision of the certificate of incorporation or by-laws of Buyer or Parent, as the case may be; (ii) require Buyer or Parent to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person, except as set forth on Schedule 3.2 (the "Buyer Required Consents");
                                   ------------       -----------------------
(iii) except as set forth in Schedule 3.2, violate, conflict with or result in the breach or default under (with or without the giving of notice or the passage of time), or permit the suspension or termination of, any material Contract to which Buyer or Parent is a party or any of them or any of their assets is bound or subject or result in the creation or any Lien upon any of Parent Common Stock or upon any Assets of Buyer or Parent; or (iv) violate any Order or, to Buyer's knowledge, any Law of any Governmental Body against, or binding upon, Buyer or Parent, or upon any of their respective assets or businesses.

SECTION  3.3     Corporate Existence and Power of Buyer.  Buyer is a corporation
                 --------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

SECTION 3.4     Corporate Existence and Power of Parent. Parent is a corporation
                ---------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

SECTION  3.5     Finders  Fees.  Except  for PHD Capital, there is no investment
                 -------------
banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer or Parent who might be entitled to any fee or commission from Buyer or Parent in connection with the consummation of the Contemplated Transactions.

SECTION  3.6     The Parent Common Stock.  The Parent Common Stock has been duly
                 -----------------------
authorized by Parent and, when issued to Sellers pursuant to Section 1.8(i) hereto, will be duly issued, fully paid and non-assessable shares of Parent Common Stock. The Parent Common Stock, when issued pursuant hereto: (i) will not be issued in violation of or subject to any preemptive rights, rights of first refusal or, other than as set forth in this Agreement, contractual restrictions of any kind; and (ii) will vest in Sellers good title to Parent Common Stock free and clear of all Liens other than those created by the Sellers or hereby.

SECTION  3.7     Disclosure  of  Information.   Buyer   has   been   given   the
                 ---------------------------
opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the Contemplated Transactions and the business, properties, prospects and financial conditions of the Company; and (ii) to obtain any additional information (to the extent the Company or any of the Sellers possesses such information or is

                                      A18
able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of information provided about the Company.

SECTION  3.8     SEC Filings.  Parent has filed with the SEC all forms, reports,
                 -----------
schedules, and statements that were required to be filed by it with the SEC within the three (3) year period ending on the Effective Time, and previously has furnished or made available to the Company accurate and complete copies of all the SEC Documents. As of their respective dates, the SEC Documents were prepared in accordance with the Exchange Act and the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents or necessary to make the statements in those documents not misleading, in light of the circumstances under which they were made. Parent shall deliver to the Company as soon as they become available accurate and complete copies of any report or statement that it mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date including but not limited to the Information Statement on Form 14-C in connection with the shareholder  approval  of  the  Contemplated  Transactions ("Form 14-C").  As of
                                                             ---------
their respective dates, these reports and statements will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in them or necessary to make the statements in them not misleading, in light of the circumstances under which they are made and these reports and statements will comply in all material respects with all applicable requirements of the Exchange Act and the Securities Act.

SECTION  3.9     Financial  Statements.   The  audited   consolidated  financial
                 ---------------------
statements and unaudited consolidated interim financial statements of Parent and its Subsidiaries that are included or incorporated in the SEC Documents were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in the notes to them) and fairly present the consolidated financial position, results of operations, and cash flows from operating, investing, and financing activities of Parent and its Subsidiaries as of the dates and for the periods indicated, except that the unaudited consolidated interim financial statements in the SEC Documents are subject to normal year-end adjustments and were prepared in accordance with the instructions to SEC Form 10-QSB and, accordingly, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP. The consolidated financial statements of Parent and its Subsidiaries that are included or incorporated in any subsequent report or statement that Parent mails to its shareholders generally or files with the SEC during the period after the date of this Agreement and before the Closing Date will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as otherwise indicated in them, the notes to them, or any related report of Parent's independent accountants) and will fairly present the financial information that they purport to present, except that the unaudited, consolidated interim financial statements will be subject to normal year-end adjustments and will omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with GAAP.

                                      A19

SECTION  3.10     Capitalization.   The   authorized  capital  stock  of  Parent
                  --------------
consists of 200,000,000 shares of common stock $0.001 par value, 1,000,000 shares of Class B preferred stock, and 25,000 shares of Class C preferred stock. Parent has 147,217,695 shares of common stock issued and outstanding, no Class C Preferred or Class B Preferred shares are issued and outstanding. Parent has 65,279 shares of common stock in its treasury. Following approval of the shareholders of Parent of the Contemplated Transactions, the authorized capital stock of Parent will consist of 350,000,000 shares of common stock $0.001 par value, 1,000,000 shares of Class B preferred stock, and 25,000 shares of Class C preferred stock. Except as set forth on Schedule 3.10, Parent does
                                                      -------------
not and, at the Closing, Parent will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of Parent or any convertible or exchangeable securities and, other than Buyer pursuant to this Agreement, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of Parent. There are, and at Closing there will be, no outstanding obligations of Parent to repurchase, redeem or otherwise acquire any securities of Parent. All of Parent Common Stock is, and at Closing will be, duly authorized, duly and validly issued, fully paid and non-assessable, and none were issued in violation of any preemptive rights, rights of first refusal or any other contractual or legal restrictions of any kind. Any Subsidiaries of Parent are wholly owned by Parent and any Subsidiary of Parent does not and, at the Closing, will not, have outstanding any capital stock or other securities or any rights, warrants or options to acquire securities of any Subsidiary of Parent or any convertible or exchangeable securities and, other than such capital stock or other securities of such Subsidiary owned by Buyer, no person has or, at Closing will have, any right to purchase or otherwise acquire any securities of any Subsidiary of Parent.

SECTION  3.11     Charter  Documents  and  Corporate Records. Each of Parent and
                  ------------------------------------------
Buyer has heretofore delivered to the Company true and complete copies of the Certificate of incorporation, by-laws and minute books, or comparable instruments, of Parent and Buyer as in effect on the date hereof. The stock transfer books of Parent and Buyer have been made available to the Company for its inspection and are true and complete in all respects.

                                  ARTICLE  IV

                            COVENANTS AND AGREEMENTS

     The Company covenants to Buyer and Buyer and Parent, jointly and severally, covenant to the Company that:

SECTION  4.1     Filings and Authorizations.  The parties hereto shall cooperate
                 --------------------------
and use their respective best efforts to make, or cause to be made, all registrations, filings, applications and submissions, to give all notices and to obtain all governmental or other third party consents, transfers, approvals,
Orders and waivers necessary or desirable for the consummation of the Contemplated Transactions in accordance with the terms of this Agreement and shall furnish copies thereof to each other party prior to such filing and shall not make any such registration, filing, application or submission to which Buyer

                                      A20
or the Company, as the case may be, reasonably objects in writing. All such filings shall comply in form and content in all material respects with applicable Law. The parties hereto also agree to furnish each other with copies of such filings and any correspondence received from any Governmental Body in connection therewith.

SECTION  4.2     Confidentiality.  Each  party  hereto  shall  hold   in  strict
                 ---------------
confidence, and shall use its best efforts to cause all of its officers, employees, agents and professional counsel and accountants, (collectively, "Representatives") to hold in strict confidence, unless compelled to disclose by
----------------
judicial or administrative process, or by other requirements of Law, all information concerning any other party which it has obtained from such party prior to, on, or after the date hereof in connection with the Contemplated Transactions, and each party shall not use or disclose to others, or permit the use of or disclosure of, any such information so obtained, and will not release or disclose such information to any other person, except its Representatives who need to know such information in connection with this Agreement and who shall be advised of the provisions of this Section 4.2. The foregoing provision shall not apply to any such information to the extent; (i) known by any party prior to the date such information was provided to such party in connection with the Contemplated Transactions; (ii) made known to such party from a third party not in breach of any confidentiality requirement; or (iii) made public through no fault of such party or any of its Representatives.

SECTION  4.3     Expenses.  Buyer,  Parent  and  the  Company (for itself and on
                 --------
behalf of each Seller) shall bear their respective expenses, in each case, incurred in connection with the preparation, execution and performance of the Transaction Documents and the Contemplated Transactions, including, without limitation, all fees and expenses of their respective Representatives, and the Company shall bear all the fees and expenses of any Seller's Representatives.

SECTION 4.4     Tax Matters. The Company, each Seller and Buyer shall reasonably
                -----------
cooperate, and shall cause their respective Representatives reasonably to cooperate, in preparing and filing all Tax Returns, including maintaining and making available to each other all records necessary in connection with the preparation and filing of Tax Returns, the payment of Taxes and the resolution of Tax Audits and Tax Deficiencies with respect to all taxable periods. Refunds or credits of Taxes that were paid by the Company with respect to any periods shall be for the account of the Company.

SECTION 4.5     Covenant Not-to-Compete.  (a) During the period beginning on the
                -----------------------
date  of  this Agreement and ending  on  the  date  which  is the earlier of one
(1) year from the date that Joseph J. Turek, a Seller and President of the Company ("Turek"), ceases to be employed by Buyer or Parent or December 31, 2003
          -----
if the Contemplated Transactions have not been completed, Turek shall not, directly or indirectly, take any of the following actions without the prior written approval of Parent:

                                      A21

(i) carry on any business activities which compete with or are comparable to the activities of Buyer, Parent and/or the Company, either for his own account, for the account of a third party or as an employee, consultant or contractor;

(ii) participate as shareholder, holder of depository receipts, lender, partner or in any other capacity (except as investor in a stock exchange listed fund) in, be employed by, provide service to or give advice to any person, company or organization which conduct business activities as described above under (i);

(iii) cause or attempt to cause any employees, customers, suppliers of or other persons connected with of Buyer, Parent and/or the Company to terminate, amend or breach their agreements with Parent and/or any of Buyer, Parent and/or the Company.

(b) Turek will not, directly or indirectly, use, disclose or make available to any person (other than Buyer or Parent) any confidential information concerning the ownership and/or operation of the business of the Company, Buyer or Parent, as the case may be, (the "Confidential Information"). The term
                                           ------------------------
Confidential Information includes, without limitation, the business practices, financial information, customer, prospective customer, personnel or employee names and information, suppliers and prospective suppliers names, leads and account information, mailing lists, Intellectual Property, computer programs, code, techniques, advertising campaigns (including, without limitation, displays, drawings, memoranda, designs, styles or devices), marketing, promotional and pricing information, employee names, compensation and benefit information, Contracts, Permits, and Real Property Leases of the Company pertaining to the Business. The term Confidential Information excludes only information, which is publicly available through no fault of Turek or any of his Representatives.

(c) The parties agree that a violation of the foregoing agreements not to compete or disclose, or any provision thereof, will cause irreparable damage to Buyer and Parent, and Buyer and Parent shall be entitled (without any requirement of posting a bond or other security), in addition to any other rights and remedies which it may have, at law or in equity, to an injunction enjoining and restraining Turek from doing or continuing to do any such act or any other violations or threatened violations of this Section 4.5.

(d) The parties hereto agree that the covenant set forth in this Section 4.5 is reasonable with respect to its duration, geographical area and scope and in all other respects. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 4.5 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases,

                                      A22
or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

SECTION 4.6     Further Assurances.  At any time and from time to time after the
                ------------------
date of Closing, upon the reasonable request of any party hereto, the other party(ies), shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further documents, instruments or assurances, as may be necessary, desirable or proper to carry out the intent and accomplish the purposes of this Agreement.

SECTION  4.7     Restricted  Securities.  The parties acknowledge and agree that
                 ----------------------
the Company Shares and Parent Common Stock being issued or transferred pursuant to the Contemplated Transactions are being issued or transferred pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and constitute "restricted securities" within
                 --------------
the meaning of the Securities Act. Such securities may not be transferred absent compliance with the provisions of the Securities Act, other than applicable Laws, and all stock certificates evidencing such securities shall bear a legend to such effect and to the effect that such shares are subject to the terms and provisions of this Agreement.

SECTION 4.8     Registration Rights. If Parent at any time agrees to register or
                -------------------
list any of the securities in Parent held by any shareholder of Parent under any securities laws, it will simultaneously give prompt written notice thereof to the Sellers who, as a result of the Contemplated Transactions, hold Parent Shares and afford the Sellers the right to register and/or list all (or such portion as the Sellers may designate) of Parent Shares held by Sellers in connection with such registration upon the same terms and conditions afforded the other shareholders of Parent. If, at any time after Parent has given any such written notice of Parent's intention to register any of Parent Shares and prior to the Effective Time of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register or to delay the registration of such Parent Shares, at its sole election, Parent may give written notice of such determination to Sellers and thereupon shall be relieved of its obligation to register any Parent Shares issued or issuable in connection with such registration (but not from its obligation to register Parent Shares in a subsequent registration); and in the case of a determination to delay a registration shall thereupon be permitted to delay registering any Parent Shares for the same period as the delay in respect of securities being registered for any other shareholder of Parent. If the managing underwriter in such underwritten offering reasonably believes and advises Parent that it cannot include a portion or all of Parent Shares requested by Sellers to be included in the registration statement because too many shares are covered by the registration statement, Parent shall give Sellers prompt notice of such advice. Sellers may then direct Parent to direct the underwriter to, at Sellers' option, either include Parent Shares in the registration statement subject to a lock-up agreement (or other appropriate arrangement) with respect to the excess number

                                      A23
of Parent Shares to which the underwriter objects, or, exclude a specified portion of the Shares from such registration statement provided that a pro rata portion of the other shares covered thereby on account of other shareholders of Parent are also excluded from the registration statement. In any event, the parties acknowledge and agree that Parent shall undertake to register Parent Shares within ninety (90) days from the Effective Time.

ARTICLE  V

                              CONDITIONS TO CLOSING

SECTION  5.1     Conditions  to the Obligations of the Parties.  The obligations
                 ---------------------------------------------
of the Parties to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions:
(a)     No  Injunction.  No  provision  of any applicable Law and no Order shall
        --------------
prohibit  the  consummation  of  the  Contemplated  Transactions.

(b)     No  Proceedings or Litigation.  No Claim instituted by any person (other
        -----------------------------
than Buyer, the Company, Sellers or their respective Affiliates) shall have been commenced or pending against any Seller, the Company, Buyer or any of their respective Affiliates, officers or directors, which Claim seeks to restrain, prevent, change or delay in any respect the Contemplated Transactions or seeks to challenge any of the terms or provisions of this Agreement or seeks damages in connection with any of such transactions.

SECTION  5.2     Conditions  to  the Obligations of the Company and the Sellers.
                 --------------------------------------------------------------
The obligations of the Company and each of the Sellers hereunder to consummate the Contemplated Transactions are subject, at the option of the Company and the Sellers, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a)     Performance.  Buyer  and Parent shall have performed and complied in all
        -----------
material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

(b)     Representations  and  Warranties.  The representations and warranties of
        --------------------------------
Buyer  and  Parent  contained  in this Agreement and in any certificate or other writing  delivered  by  Buyer  and  Parent  pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

                                      A24

(c)     Buyer  Required  Consents.  All  Buyer Required Consents shall have been
        -------------------------
obtained including but not limited to the approval of the shareholders of Parent of the Contemplated Transactions pursuant to written consent and Form 14-C.

(d)     No  Material  Adverse Change.  From the date hereof through the Closing,
        ----------------------------
there shall not have occurred any event or condition that has had or could have a material adverse effect on Parent.

(e)     Documentation.  There  shall  have  been  delivered  to  the Company the
        -------------
following:

(i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Buyer confirming the matters set forth in Section 5.2(a) (b) and (d) hereof;

(ii) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of Parent confirming the matters set forth in Section 5.2(a) (b) and (d) hereof;

(iii) Parent Common Stock certificates, registered in the name of each Seller as set forth on Schedule 1 attached hereto (with the appropriate
                            -----------
restrictive legends), evidencing satisfaction of the Purchase Price in accordance with Section 1.8;

(iv)     New  York  Certificate  of  Merger;

(v)     Florida  Certificate  of  Merger;

(vi) A certificate, dated the Closing Date, of the Secretary or Assistant Secretary of Buyer certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of its certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of the State of New York; (ii) is a true and correct copy of its by-laws as of the date thereof; (iii) is a true copy of all resolutions of its board of directors authorizing the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions; and
(iv) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver the Transaction Documents and any certificate, document or other instrument in connection herewith;

(vii) A certificate, dated the Closing Date, of the Secretary or Assistant Secretary of Parent certifying, among other things, that attached or appended to such certificate: (i) is a true and correct copy of its certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of the State of New York; (ii) is a true and correct

                                      A25
copy of its by-laws as of the date thereof; (iii) is a true copy of all resolutions of its board of directors authorizing the execution, delivery and performance of the Transaction Documents and the Contemplated Transactions; and
(iv) are the names and signatures of its duly elected or appointed officers who are authorized to execute and deliver the Transaction Documents and any certificate, document or other instrument in connection herewith;

(viii) Evidence of the good standing and corporate existence of Buyer issued by the Secretary of State of the State of New York;

(ix) Evidence of the good standing and corporate existence of Parent issued by the Secretary of State of the State of New York; and

(x)     Copies  of  all  Buyer  Required  Consents.

SECTION  5.3     Conditions  to  the  Obligations  of  Buyer  and  Parent.   All
                 --------------------------------------------------------
obligations of Buyer and/or Parent to consummate the Contemplated Transactions hereunder are subject, at the option of Buyer and/or Parent, to the fulfillment prior to or at the Closing of each of the following further conditions:

(a)     Performance.  The  Company  and  each  Seller  shall  have performed and
        -----------
complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date.

(b)     Representations  and  Warranties.  The representations and warranties of
        --------------------------------
the Company and the Sellers contained in this Agreement and in any certificate or other writing delivered by any Seller and/or the Company pursuant hereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time (except for those representations and warranties made as of a specific date which shall be true in all material respects as of the date made).

(c)     Seller  Required Consents.  All Seller Required Consents shall have been
        -------------------------
obtained in form and substance reasonably satisfactory to Buyer, including the approval of the Company's shareholders for the Contemplated Transactions.

(d)     Buyer  Required  Consents.  All  Buyer Required Consents shall have been
        -------------------------
obtained including but not limited to the approval of the shareholders of Parent of the Contemplated Transactions pursuant to written consent and Form 14-C.

(e)     No  Material  Adverse Change.  From the date hereof through the Closing,
        ----------------------------
there shall not have occurred any event or condition that has had or could have a material adverse effect on the Company.

                                      A26

(f)     Documentation.  There  shall have been delivered to Buyer the following:
        -------------
(i) A certificate, dated the Closing Date, of the Chairman of the Board, the President or Chief Financial Officer of the Company confirming the matters set forth in Section 5.2(a) (b) and (e) hereof;

(ii) A certificate, dated the Closing Date, of the Secretary of the Company certifying, among other things, that attached or appended to such certificate:
(i) is a true and correct copy of the Company's certificate of incorporation and all amendments thereto, if any, as of the date thereof certified by the Secretary of State of its state of incorporation; and (ii) is a true and correct copy of the Company's by-laws as of the date thereof;

(iii) Evidence of the good standing and corporate existence of the Company issued by the Secretary of State of Florida and evidence that the Company is qualified to transact business as a foreign corporation and is in good standing in each state of the United States and in each other jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary;

(iv)     Copies  of  all  Seller  Required  Consents;

(v)     New  York  Certificate  of  Merger;

(vi)     Florida  Certificate  of  Merger;  and

(vii) Company Share certificates representing the number of Company Shares set forth opposite each Seller's name on Schedule 1, duly endorsed in blank or
                                           ----------
accompanied by stock powers duly endorsed in blank and in suitable form for transfer to Buyer by delivery.

                                   ARTICLE  VI

                                 INDEMNIFICATION

SECTION  6.1     Survival  of  Representations,  Warranties  and Covenants.  (a)
                 ---------------------------------------------------------
Notwithstanding any right of Buyer and Parent fully to investigate the affairs of the Company and the rights of Sellers and the Company to fully investigate the affairs of Buyer and Parent, and notwithstanding any knowledge of facts determined or determinable by Buyer, Parent, the Company and the Sellers pursuant to such investigation or right of investigation, Buyer, Parent, the Company and the Sellers have the right to rely fully upon the representations, warranties, covenants and agreements of the Company and Sellers, and Buyer and Parent respectively, contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of the Company and Sellers, and Buyer and Parent respectively,

                                      A27
contained  in  this  Agreement,  on  any  Schedule  hereto  or in any instrument delivered in connection with or pursuant to this Agreement shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Sellers shall not terminate as to any specific claim or claims of the type referred to in Section 6.2 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Sellers have been given specific notice on or prior to the date on which such Liabilities would otherwise terminate pursuant to the terms of this Section 6.1(a), or which arise or result from or are related to a Claim for fraud. For purposes of this
Article VI, "fraud" means any untrue statement of a material fact known by the maker to be false when made or the intentional or knowing omission of a material fact required to be stated or necessary to make the applicable statement in question not misleading. Notwithstanding anything contained herein to the contrary, the indemnification obligations of Sellers for breaches of the representations or warranties made by Seller in Sections 2.16 and 2.22, shall
survive  until  the  expiration  of  the  applicable  statute  of   limitations.

(b) All representations and warranties of Buyer and Parent shall terminate and expire twelve (12) months after the date of Closing; provided, however, that the liability of Buyer and Parent shall not terminate as to any specific claim or claims of the type referred to in Section 6.3 hereof, whether or not fixed as to Liability or liquidated as to amount, with respect to which Buyer and/or Parent has been given specific notice on or prior to the date on which such Liability would otherwise terminate pursuant to the terms of this Section 6.1(b), or which arise or result from or are related to a Claim for fraud.

SECTION  6.2     Obligation  of  the Sellers to Indemnify.  The Sellers agree to
                 ----------------------------------------
indemnify,  defend  and  hold  harmless  Buyer  and Parent (and their respective directors,  officers,  employees,  Affiliates,  successors and assigns) from and against all Claims, losses, Liabilities, Regulatory Actions, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including Taxes, interest, penalties and reasonable attorneys' fees and fees of other experts and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "Losses") suffered or incurred by Buyer
                                        ------
and/or Parent, the Company, or any of the foregoing persons arising out of any breach of the representations and warranties of the Company or any Seller contained in this Agreement, or of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

SECTION  6.3     Obligation of Buyer and Parent to Indemnify.  Buyer and Parent,
                 -------------------------------------------
jointly and severally agree to indemnify, defend and hold harmless the Company (and any heirs, successor or assignee thereof) from and against any Losses suffered or incurred by the Company or any of the foregoing persons arising out of (i) any breach of the representations and warranties of Buyer or Parent, or

                                      A28
of the covenants and agreements of Buyer or Parent contained in this Agreement or in the Schedules or any other Transaction Document.

SECTION  6.4     Notice  and  Opportunity  to  Defend  Third  Party Claims.  (a)
                 ---------------------------------------------------------
Within ten (10) days following receipt by any party hereto (the "Indemnitee") of
                                                                 ----------
notice of any demand, claim, circumstance or Tax Audit which would or might give rise to a claim, or the commencement (or threatened commencement) of any action, proceeding or investigation that may result in a Loss (an "Asserted
                                                                        --------
Liability"),  the  Indemnitee shall give notice thereof (the "Claims Notice") to
    -----                                                     -------------
the party or parties obligated to provide indemnification pursuant to Sections 6.2, or 6.3 (collectively, the "Indemnifying Party"). The Claims Notice shall
                                  ------------------
describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee.

(b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless: (i) the Asserted Liability includes a Claim seeking an Order for injunction or other equitable or declaratory relief against the Indemnitee, in which case the Indemnitee may at its own cost and expense and at its option defend the portion of the Asserted Liability seeking equitable or declaratory relief against the Indemnitee, or
(ii) the Indemnitee shall have reasonably, and in good faith, after consultation with the Indemnifying Party, concluded that: (x) there is a conflict of interest between the Indemnitee and the Indemnifying Party which could prevent or negatively influence the Indemnifying Party from impartially or adequately conducting such defense; or (y) the Indemnitee shall have one or more defenses not available to the Indemnifying Party but only to the extent such defense cannot legally be asserted by the Indemnifying Party on behalf of the Indemnitee. If the Indemnifying Party elects to defend such Asserted Liability, it shall within ten (10) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 6.4(b), fails to notify the
Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 6.4(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder. If the Indemnifying Party desires to accept a reasonable, final and complete settlement of an Asserted Liability so that such Indemnitee's Loss is paid in full and the Indemnitee refuses to consent to such settlement, then the Indemnifying Party's liability to the Indemnitee shall be limited to the amount offered in the settlement. The Indemnifying Party will exercise good faith in accepting any reasonable, final and complete settlement of an Asserted Liability. In the event the Indemnifying Party elects to defend any Asserted Liability, the Indemnitee may participate, at its own expense, in the defense of

                                      A29
such Asserted Liability. In the event the Indemnifying Party is not permitted by the Indemnitee to defend the Asserted Liability, it may nevertheless participate at its own expense in the defense of such Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which an Indemnifying Party is liable for indemnification hereunder shall be paid upon written demand therefor.

SECTION  6.5     Limits on Indemnification.  (a)   Notwithstanding the foregoing
                 -------------------------
or the limitations set forth in Section 6.5(b) below, in the event such Losses arise out of any fraud related matter on the part of any Indemnifying Party, then such Indemnifying Party shall be obligated to indemnify the Indemnitee in respect of all such Losses. Buyer, Parent and the Company agree that the Company's obligation to indemnify under this Article VI shall not survive the Closing and the Company shall have no further liability to Buyer after the Closing but that such obligations to indemnify shall be the sole obligation of the Sellers.

(b) The Company and Seller shall not be liable to indemnify Buyer pursuant to Section 6.2 above and Buyer and Parent shall not be liable to indemnify the Company and Sellers pursuant to Section 6.3 above: (i) unless a Claims Notice describing the loss is delivered to the Indemnifying Party within 12 months after the Closing (except for Losses arising out of an Indemnifying Party; and);
(ii) with respect to special, consequential or punitive damages; or (iii) in respect of any individual Loss of less than $10,000.

(c) The Sellers shall not be obligated to make any payment for indemnification under Section 6.2 hereof in excess of: (i) if prior to the Closing Date, the value of the Company Stock; and (ii) if on or following the Closing Date, the value of the Parent Stock received as a result of the transactions contemplated by this Agreement and each Seller has and reserves the right to transfer his Parent Shares to fulfill all or a portion of any obligation hereunder.

SECTION  6.6     Exclusive  Remedy.  The  parties agree that the indemnification
                 -----------------
provisions of this Article VI shall constitute the sole or exclusive remedy of any party in seeking damages or other monetary relief with respect to this Agreement and the Contemplated Transactions, provided that, nothing herein shall Be construed to limit the right of any party to seek: (i) injunctive relief for a breach of this Agreement; or (ii) legal or equitable relief for a Claim for fraud.

                                      A30

                                   ARTICLE  VII

                        SPECIFIC PERFORMANCE; TERMINATION

SECTION  7.1     Specific  Performance.  The  Company,  Parent,  Buyer  and each
                 ---------------------
Seller acknowledges and agrees that, if any of the Company Parent, Buyer or any Seller fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (d) or (e) of Section 7.2 below, the others will not have adequate remedies at law with respect to such breach. In such event, and in addition to each party's right to terminate this Agreement, each party shall be entitled, without the necessity or obligation of posting a bond or other security, to seek injunctive relief, by commencing a suit in equity to obtain specific performance of the obligations under this Agreement or to sue for damages, in each case, without first terminating this Agreement. The Company Parent, Buyer and each Seller specifically affirms the appropriateness of such injunctive, other equitable relief or damages in any such action.

SECTION  7.2     Termination.   This  Agreement   may  be  terminated  and   the
                 -----------
Contemplated  Transactions  may  be  abandoned at any time prior to the Closing:

(a)     By  mutual  written  consent  of  the  Company  and  Buyer;

(b) By the Company or the Sellers if: (i) there has been a misrepresentation or breach of warranty on the part of Buyer or Parent in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from the Company; (ii) Buyer or Parent has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from the Company; or (iii) any condition to the Company's obligations under Section 5.2 becomes incapable of fulfillment through no fault of the Company and is not waived by the Company, provided that, on the date of termination, all conditions to Buyer's and Parent's obligations specified in
Section 5.3 (other than clause (e) thereof) shall have been satisfied and the Company shall then be otherwise ready, willing and able to proceed with the Closing hereunder;

(c) By Buyer, if: (i) there has been a misrepresentation or breach of warranty on the part of the Company or any of the Sellers in the representations and warranties contained herein and such misrepresentation or breach of warranty, if curable, is not cured within thirty days after written notice thereof from Buyer; (ii) any Seller or the Company has committed a breach of any covenant imposed upon it hereunder and fails to cure such breach within thirty days after written notice thereof from Buyer; or (iii) any condition to Buyer's obligations under Section 5.3 becomes incapable of fulfillment through no fault of Buyer and is not waived by Buyer, provided that, on the date of termination, all conditions to the Company's and Seller's obligations hereunder specified in
Section 5.2 shall have been satisfied and Buyer shall then be otherwise ready, willing and able to proceed with the Closing hereunder;

                                      A31

(d) By the Company or by Buyer, if any condition under Section 5.1 becomes incapable of fulfillment through no fault of the party seeking termination and is not waived by the party seeking termination; and

(e) By either the Company or Buyer if the Closing shall not have occurred on or prior to December 15, 2003 (or such other date as shall have been agreed to by the Company and the Buyer), provided that: (i) if so terminated by the Company, the conditions specified in Section 5.2 shall have been satisfied on the date of termination and the Company shall be then otherwise ready, willing and able to proceed with the Closing; or (ii) if so terminated by Buyer, the conditions specified in Section 5.3 shall have been satisfied on the date of termination and Buyer shall be then otherwise ready, willing and able to proceed with the Closing.

SECTION  7.3     Effect  of  Termination;  Right  to  Proceed.  Subject  to  the
                 --------------------------------------------
provisions of Section 7.1 hereof, in the event that this Agreement shall be terminated pursuant to Section 7.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party hereunder except that: (i) the agreements contained in Section 4.2 shall survive the termination hereof; and (ii) termination shall not preclude any party from seeking relief against any other party for breach of Section 4.2. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Contemplated Transactions.

                                  ARTICLE  VIII

                                  MISCELLANEOUS

SECTION  8.1     Notices.  (a)  Any  notice  or  other communication required or
                 -------
permitted hereunder shall be in writing and shall be delivered personally by hand or by recognized overnight courier, or mailed (by registered or certified mail, postage prepaid return receipt requested) as follows:

(i)     If  to  Buyer  or  Parent,  one  copy  to:
VillageWorld.com,  Inc.
620  Johnson  Avenue
Bohemia,  New  York  11716
Attn:  Mr.  Peter  J.  Keenan,  President

with  a  copy  to:
Rosen  Einbinder  &  Dunn,  P.C.
641  Lexington  Avenue
New  York,  New  York  10022
Attn:  Stephen  J.  Czarnik,  Esq.

                                      A32

(ii)     If  to  the  Company,  one  copy  to:
Biometrics  2000.com  Corporation
120  Carando  Drive
Springfield,  MA  01104
Attn:  Joseph  J.  Turek,  President

With  a  copy  to:
Nicolai  Law  Group  P.C.
146  Chestnut  St.
Springfield,  MA  01103
Attn:  Paul  Peter  Nicolai,  Esq.

(b) Each such notice or other communication shall be effective when delivered at the address specified in Section 8.1(a). Any party by notice given in accordance with this Section 8.1 to the other parties may designate another address or person for receipt of notices hereunder. Notices by a party may be given by counsel to such party.

SECTION  8.2     Entire  Agreement.  This Agreement (including the Schedules and
                 -----------------
Exhibits hereto) and the collateral agreements executed in connection with the consummation of the Contemplated Transactions contain the entire agreement among the parties with respect to the subject matter hereof and related transactions and supersede all prior agreements, written or oral, with respect thereto.

SECTION  8.3     Waivers  and Amendments; Non-Contractual Remedies; Preservation
                 ---------------------------------------------------------------
of  Remedies.  This  Agreement may be amended, superseded, cancelled, renewed or
------------
extended only by a written instrument signed by the Company, Parent and Buyer. The provisions hereof may be waived in writing by the Company Parent or Buyer, as the case may be. Any such waiver shall be effective only to the extent specifically set forth in such writing. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. Except as otherwise provided herein, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

SECTION  8.4     Governing  Law.  This Agreement shall be governed and construed
                 --------------
in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State without regard to the conflict of laws rules thereof.

SECTION 8.5     Consent to Jurisdiction.  Each of the parties hereto irrevocably
                -----------------------
and  voluntarily  submits  to  personal  jurisdiction  in  the State of New York

                                      A33
and in the Federal courts in such state in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court. If for any reason the Federal courts in such state will not entertain such action or proceeding, then the parties hereto irrevocably and voluntarily submit to personal jurisdiction in the state courts located in the State of New York in any action or proceeding arising out of or relating to this Agreement and agree that all claims in respect of any action or proceeding may be heard and determined in any such court. Each of the parties further consents and agrees that such party may be served with process in the same manner as a notice may be given under Section 8.1. The parties hereto agree that any action or proceeding instituted by any of them against any other party with respect to this Agreement will be instituted exclusively in the United States District Court for the District of New York, or alternatively, in the State courts located therein. The Company, Buyer and Parent irrevocably and unconditionally waive and agree not to plead, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue or the convenience of the forum of any action or proceeding with respect to this Agreement in any such courts.

SECTION  8.6     Binding  Effect;  No Assignment.  This Agreement and all of its
                 -------------------------------
provisions, rights and obligations shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and legal representatives. This Agreement may not be assigned (including by operation of Law) by any party hereto without the express written consent of Buyer (in the case of assignment by the Company or any the Sellers) or the Company (in the case of assignment by Buyer or Parent) and any purported assignment, unless so consented to, shall be void and without effect.

SECTION 8.7     Exhibits.  All Exhibits and Schedules attached hereto are hereby
                --------
incorporated  by   reference  into,   and  made  a  part  of,  this   Agreement.

SECTION 8.8     Severability.  If any provision of this Agreement for any reason
                ------------
shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, this Agreement shall be amended so as to enforce the illegal, invalid or unenforceable provision to the maximum extent permitted by applicable law, and the parties shall cooperate in good faith to further modify this Agreement so as to preserve to the maximum extent possible the intended benefits to be received by the parties.

SECTION  8.9     Counterparts.  The  Agreement  may be executed in any number of
                 ------------
counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                                      A34

SECTION 8.10     Third Parties.  Except as specifically set forth or referred to
                 -------------
herein, nothing herein express or implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted heirs, successors, assigns and legal representatives, any rights or remedies under or by reason of this Agreement or the Contemplated Transactions.
ARTICLE  IX

                                   DEFINITIONS

SECTION  9.1     Definitions.  The  following  terms,  as  used herein, have the
                 -----------
following  meanings:
     "Affiliate"  of  any  person  means any other person directly or indirectly
      ---------
through one or more intermediary persons, controlling, controlled by or under common control with such person.

     "Agreement"  or  "this  Agreement"  shall  mean,  and  the  words "herein",
      ---------        ---------------                                  ------
"hereof"  and  "hereunder"  and  words  of  similar  import shall refer to, this
 ------         ---------
agreement  as  it  from  time  to  time  may  be  amended.

     "Assets"  shall  mean  all cash, instruments, properties, rights, interests
      ------
and assets of every kind, real, personal or mixed, tangible and intangible, used or usable in the Business.

     The  term  "audit" or "audited" when used in regard to financial statements
                 -----      -------
shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

     "Business"  shall  mean  the ownership and operation of the business of the
      --------
Company.

     "Condition  of  the Business" shall mean the financial condition, prospects
      ---------------------------
or  the  results  of  operations  of  the  Business,  the Assets or the Company.

     "Contract"  shall  mean  any  contract,  agreement,  indenture, note, bond,
      --------
lease, conditional sale contract, mortgage, license, franchise, instrument, commitment or other binding arrangement, whether written or oral.

     The  term  "control",  with  respect to any person, shall mean the power to
                 -------
direct the management and policies of such person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other persons by or through stock ownership, agency or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the
        -----------         ----------
foregoing.

                                      A35

     "Environmental  Laws"  shall  mean any and all Laws (including common law),
      -------------------
Permits, agreements or any other requirement or restriction promulgated, imposed, enacted or issued by any Governmental Body relating to human health or the environment, including the emission, discharge or Release of pollutants, contaminants, Hazardous Materials or wastes into the environment (which includes, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Materials or wastes or the clean-up or other remediation thereof, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") 42 U.S.C. Section 9601 et seq.; the
                                    ------
Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.
Section 2610 et seq.; and the Federal Technical Standards and Corrective Action Requirements for Owners and Operators of Underground Storage Tanks, and any applicable corresponding state laws.

     "Environmental   Liabilities"  shall  mean  any  cost,   damages,  expense,
      --------------------------
liability, obligation, or other responsibility arising from or under any Environmental Law or occupational safety and health law and consisting of or relating to:
(a) any environmental, health, or safety matters or conditions (including on-site or off-site contamination, occupational safety and health, and regulation of chemical substances or products);

(b) fines, penalties, judgments, awards, settlements, legal or administrative proceedings, damages, losses, claims, demands and response, investigative, remedial, or inspection costs and expenses arising under Environmental Law or occupational safety and health law;

(c) financial responsibility under Environmental Law or occupational safety and health law for cleanup costs or corrective action, including any investigation, cleanup, removal, containment, or other remediation or response actions ("Cleanup") required by applicable Environmental Law or occupational safety and health law (whether or not such Cleanup has been required or requested by any Governmental body or any other person) and for any natural resource damages; or

(d) any other compliance, corrective, investigative, or remedial measures required under Environmental Law or occupational safety and health law. The terms "removal," "remedial," and "response action," include the types of activities covered by the United States Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq., as amended ("CERCLA").
                                                                       ------

     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Exchange  Act" means the United States Securities Exchange Act of 1934, as
      -------------
amended, and includes all rules and regulations of the SEC promulgated under that act.

                                      A36

     "GAAP" shall mean generally accepted accounting principles in effect on the
      ----
date hereof (or, in the case of any opinion rendered in connection with an audit, as of the date of the opinion) as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

     "Governmental  Bodies" shall mean any government, municipality or political
      --------------------
subdivision thereof, whether federal, state, local or foreign, or any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or any court, arbitrator, administrative tribunal or public utility.

     "Hazardous Materials" shall mean any and all dangerous, toxic, radioactive,
      -------------------
caustic or otherwise hazardous material, pollutant, contaminant, chemical, waste or substance defined, listed or described as any of such in or governed by any Environmental Law, including but not limited to urea-formaldehyde, polychlorinated biphenyls, asbestos or asbestos-containing materials, radon, explosives, known carcinogens, petroleum and its derivatives, petroleum products, or any substance which might cause any injury to human health or safety or to the environment or might subject the owner or operator to any
Regulatory  Actions  or  Claims.  "Hazardous  Materials"  shall include, without
                                   --------------------
limitation, asbestos, airborne asbestos, polychlorinated biphenyls (PCBs), petroleum products, lead-based paint and urea-formaldehyde.

     "knowledge" with respect to: (a) any individual shall mean actual knowledge
      ---------
of such individual; and (b) any corporation shall mean the actual knowledge of the directors and executive officers of such corporation; and "knows" has a
                                                                    -----
correlative meaning. The terms "any Seller's knowledge," and "Seller's knowledge," including any correlative meanings, shall mean the knowledge of any Seller.

     "Laws"  shall  mean  any law, statute, code, ordinance, rule, regulation or
      ----
other  requirement  of  any  Governmental  Bodies.

     "Liability"  shall  mean  any  direct  or indirect indebtedness, liability,
      ---------
assessment, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

     "Lien"  shall  mean  any mortgage, lien (including mechanics, warehousemen,
      ----
laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, covenant, restriction, easement or encumbrance of any kind.

                                      A37

     "Permitted  Liens"  shall mean; (i) Liens for Taxes not yet due and payable
      ----------------
for which adequate liability accruals have been set aside on the books of the Company and which are reasonably satisfactory to Buyer; and (ii) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which, if required by GAAP, the Company has set aside liability accruals on its books reasonably satisfactory to Buyer, or the payment of which obligations are otherwise secured in a manner reasonably satisfactory to Buyer.

     "person" shall mean an individual, corporation, partnership, joint venture,
      ------
limited liability company, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

     "Receivables"  shall  mean  as  of  any date any trade accounts receivable,
      -----------
notes  receivable,   sales  representative   advances  and  other  miscellaneous
receivables  of  the  Company.

     "Regulatory  Actions"  shall mean any Claim, demand, action, suit, summons,
      -------------------
citation, directive, investigation, litigation, inquiry, enforcement action, Lien, encumbrance, restriction, settlement, remediation, response, clean-up or closure arrangement or other remedial obligation or proceeding brought or instigated by any Governmental Body in connection with any Environmental Law, including, without limitation, the listing of the Leased Real Property on any list of contaminated or potentially contaminated sites or potential or verified Hazardous Waste sites under any Environmental Law, or any civil, criminal and/or administrative proceedings, whether or not seeking costs, damages, penalties or expenses.

     "Release"  shall  mean the intentional or unintentional, spilling, leaking,
      -------
pumping, pouring, discharging or disturbance of, or emitting, depositing, injecting, leaching, dumping, disposing, emitting or escaping, or any other release or threatened release to or from, however defined, any Hazardous Substance in violation of any Environmental Law.

     "SEC"  means  the  United  States  Securities  and  Exchange  Commission.
      ---

     "SEC  Documents"  means all forms, notices, reports, schedules, statements,
      --------------
and other documents filed by Parent with the SEC within the three years from the Effective Time, whether or not constituting a "filed" document, and includes all proxy statements, registration statements, amendments to registration statements, periodic reports on Forms 10-KSB, 10-QSB, and 8-K, and annual and quarterly reports to shareholders.

     "Subsidiary"  shall  mean any entity of which securities or other ownership
      ----------
interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly through one or more intermediaries, or both, by any other entity.

                                      A38

     "Tax"  (including,  with  correlative   meaning,  the  terms  "Taxes"   and
      ---                                                          -----
"Taxable")  shall  mean:  (i)(A)  any  net income, gross income, gross receipts,
      ---
sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever
(including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with; (B) any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax
                  -------------
and interest on such penalties, additions to tax, fines or additional amounts, in each case, with respect to any party hereto, the Business or the Assets (or the transfer thereof); (ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of a party hereto being a member of an affiliated or combined group with any other person at any time on or prior to the date of Closing and (iii) any liability of a party hereto for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

     "Tax  Return"  shall  mean  any  return  or  report  (including  elections,
      -----------
declarations,   disclosures,   schedules,  estimates  and  information  returns)
required  to  be  supplied  to  any  Tax  Authority.

     "Transaction  Documents" shall mean, collectively, this Agreement, and each
      ----------------------
of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

SECTION  9.2     Interpretation.  Unless  the  context  otherwise  requires, the
                 --------------
terms defined in this Agreement shall be applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in this Agreement, and those accounting terms used in this Agreement except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP as of the date of the item in question. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the neuter gender herein shall be deemed to include the masculine and feminine genders wherever necessary or appropriate, the use of the masculine gender shall be deemed to include the neuter and feminine genders and the use of the feminine gender shall be deemed to include the neuter and masculine genders wherever necessary or appropriate. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                                      A39

IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date set forth above.

                                      BUYER:
                                      BIOMETRICS  2000  ACQUISITION  CORPORATION

                                      By:/s/  Peter  J.  Keenan
                                      -------------------------
                                        Peter  J.  Keenan
                                        President

                                      PARENT:
                                      VILLAGEWORLD.COM,  INC.

                                      By:/s/  Peter  J.  Keenan
                                      ----------------------
                                        Peter  J.  Keenan
                                        President and Chief  Executive  Officer

                                      THE  COMPANY:
                                      BIOMETRICS  2000.COM,  CORPORATION

                                      By:/s/  Joseph  J.  Turek
                                      ----------------------
                                         Joseph  J.  Turek
                                         President

                                      SELLERS:

                                         /s/  Joseph  Turek
                                         ------------------
                                        Joseph  Turek

                                         /s/  Randy  Wheeler
                                         -------------------
                                          Randy  Wheeler

                                         /s/  Michael  Iveson
                                         --------------------
                                         Michael  Iveson

                                         /s/  Frank  Polidoro
                                         --------------------
                                         Frank  Polidoro

                                         /s/  David  Kern
                                         ----------------
                                         David  Kern




                                      A40

APPENDIX  B
-----------
AMENDMENT  AND  RESTATED  ARTCLES  OF  INCORPORATION  OF  VILLAGEWORLD.COM, INC.
--------------------------------------------------------------------------------


                         CERTIFICATE OF AMENDMENT OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             VILLAGEWORLD.COM, INC.


        Pursuant to Section 805 of the New York Business Corporation Law

We, the undersigned, being, respectively, the Chairman of the Board of Directors of Villageworld.com, Inc. (the "Corporation"), a corporation organized and existing under the Business Corporation Law of the State of New York hereby certify:

FIRST:     The  name  of  the   Corporation  is  "Biometrics  2000  Corporation"

SECOND: The Corporation's original Certificate of Incorporation was filed with the Department of State of the State of New York on December 14, 1992, and the Corporation's Restated Certificate of Incorporation was filed with the Department of State of the State of New York on February 2, 1996. The Corporation amended the Restated Certificate of Incorporation on December 29, 1999 and December 30, 1999.

THIRD:     The Certificate of Incorporation is hereby amended to change the name of the Corporation and to increase the aggregate number of shares of stock which the Corporation shall have the authority to issue.

FOURTH:     Articles  First  of  the  Certificate  of  Incorporation  is  hereby stricken out in its entirety, and the following new Article is substituted in lieu thereof:

     "FIRST:     The  name  of  the  Corporation  is "Biometrics 2000.com, Inc."

FIFTH: To accomplish the amendment relating to the increase in the aggregate number of shares of common stock which the Company shall have authority to issue, from 200,000,000 shares, par value $.001 per share, to 400,000,000 shares, par value $.001, the text of Article Fourth of the Certificate of Incorporation is hereby amended to read in full as follows:

"FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 400,000,000 shares, consisting of 400,000,000 shares, with a par value of $.001 per share, classified as common shares (the "Common Stock").

                                       B1

SIXTH: This Certificate of Amendment to the Certificate of Incorporation was authorized by the unanimous written consent of the members of the Board of Directors on October 29, 2003, and by the affirmative vote of the holders of a majority of all of the outstanding shares of the Common Stock of the Corporation entitled to vote at the Special

Written  Consent  of  the Shareholders obtained on October 29, 2003. Information
Statement   sent  to  shareholders  of  the  Corporation  on  November  __, 2003

IN WITNESS WHEREOF, the undersigned has executed this Certificate this __-th day of December __, 2003, and affirms the statements contained herein are true under penalties of perjury.

                                       VILLAGEWORLD.COM,  INC.


                                      By:  ___________________
                                      Name:  Peter  J.  Keenan
                                      Title: Chairman of the Board and President


                                       B2